                                                                EXHIBIT (c)(2)

Geotek Communications, Inc., as Issuer
and
The Bank of New York, as Trustee

INDENTURE
Dated as of March 5, 1996

Up to $75,000,000
12% Senior Subordinated Convertible Notes due 2001

                         Reconciliation and tie between
                    Trust Indenture Act of 1939 and Indenture

Trust Indenture                                                   Indenture
  Act Section                                                      Section
---------------                                                   ----------
ss.310    (a)(1).......................................................7.11
          (a)(2).......................................................7.11
          (a)(3).......................................................N.A.
          (a)(4).......................................................N.A.
          (a)(5).......................................................7.11
          (b).............................................7.09; 7.11; 12.02
          (c)..........................................................N.A.
ss.311    (a)..........................................................7.12
          (b)..........................................................7.12
          (c)..........................................................N.A.
ss.312    (a)..........................................................2.15
          (b).........................................................12.03
          (c).........................................................12.03
ss.313    (a)..........................................................7.07
          (b)(1).......................................................7.07
          (b)(2).......................................................7.07
          (c)...................................................7.07; 12.02
          (d)..........................................................7.07
ss.314    (a)...................................................4.05; 12.02
          (b)..........................................................N.A.
          (c)(1)......................................................12.04
          (c)(2)......................................................12.04
          (c)(3).......................................................N.A.
          (d)..........................................................N.A.
          (e).........................................................12.05
          (f)..........................................................N.A.
ss.315    (a).......................................................7.01(b)
          (b)...................................................7.05; 12.02
          (c).......................................................7.01(a)
          (d).......................................................7.01(c)
          (e)..........................................................6.11
ss.316    (a)(1)(A)....................................................6.05
          (a)(1)(B)....................................................6.04
          (a)(2).......................................................N.A.
          (b)..........................................................6.07
          (c)..........................................................2.17
ss.317    (a)(1).......................................................6.08
          (a)(2).......................................................6.09
          (b)..........................................................2.05
ss.318    (a).........................................................12.01

          (b)..........................................................N.A.
          (c).........................................................12.01

                  ------------------------
                     Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                   ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS OF
                               GENERAL APPLICATION
                                                                          Page
                                                                          ----
Section 1.01.     Definitions                                               1
Section 1.02.     Incorporation by Reference of Trust Indenture
                         Act                                               14
Section 1.03.     Rules of Construction                                    15

                                   ARTICLE TWO

                                 THE SECURITIES

Section 2.01.     Form and Dating                                          15
Section 2.02.     Restrictive Legends                                      17

Section 2.03.     Execution, Authentication and Denominations              20
Section 2.04.     Registrar and Paying Agent                               21
Section 2.05.     Paying Agent to Hold Money in Trust                      22
Section 2.06.     Transfer and Exchange                                    22
Section 2.07.     Book-Entry Provisions for the Global Securities          23

Section 2.08.     Special Transfer Provisions                              25
Section 2.09.     Replacement Securities                                   30
Section 2.10.     Outstanding Securities                                   31
Section 2.11.     Temporary Securities                                     31
Section 2.12.     Cancellation                                             32
Section 2.13.     CUSIP Numbers                                            32
Section 2.14.     Defaulted Interest                                       32
Section 2.15.     Securityholder Lists                                     33
Section 2.16.     Other Transfers                                          33
Section 2.17.     Record Date                                              33

                                  ARTICLE THREE

                            REDEMPTION OF SECURITIES

Section 3.01.     Notices to the Trustee                                   33
Section 3.02.     Selection of Securities to Be Redeemed                   34
Section 3.03.     Notice of Redemption                                     34
Section 3.04.     Effect of Notice of Redemption                           36
Section 3.05.     Deposit of Redemption Price                              36
Section 3.06.     Securities Redeemed or Purchased in Part                 36
Section 3.07.     Conversion Arrangements on Call for Redemption           37

                                  ARTICLE FOUR

                                    COVENANTS

Section 4.01.     Payment of Securities                                    37
Section 4.02.     Maintenance of Office or Agency                          38
Section 4.03.     Corporate Existence                                      38
Section 4.04.     Compliance Certificate                                   39
Section 4.05.     SEC Reports                                              39
Section 4.06.     Change of Control                                        40
Section 4.07.     Waiver of Stay, Extension or Usury Laws                  42
Section 4.08.     Prohibition on Incurrence of Senior Subordinated
                          Debt                                             43

                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

Section 5.01.     When Company May Merge, etc.                             43
Section 5.02.     Successor Substituted                                    44

                                   ARTICLE SIX

                                    REMEDIES

Section 6.01.     Events of Default                                        44
Section 6.02.     Acceleration                                             46
Section 6.03.     Other Remedies                                           47
Section 6.04.     Waiver of Past Defaults                                  48
Section 6.05.     Control by Majority                                      48
Section 6.06.     Limitation on Suits                                      48
Section 6.07.     Right of Holders to Receive Payment                      49
Section 6.08.     Collection Suit by Trustee                               49
Section 6.09.     Trustee May File Proofs of Claims                        49

Section 6.10.     Priorities                                               50
Section 6.11.     Undertaking for Costs                                    50
Section 6.12.     Restoration of Rights and Remedies                       51

                                  ARTICLE SEVEN

                                     TRUSTEE

Section 7.01.     Duties                                                   51
Section 7.02.     Rights of Trustee                                        52

Section 7.03.     Individual Rights of Trustee                             54
Section 7.04.     Trustee's Disclaimer                                     54
Section 7.05.     Notice of Default                                        54
Section 7.06.     Money Held in Trust                                      54
Section 7.07.     Reports by Trustee to Holders                            54
Section 7.08.     Compensation and Indemnity                               55
Section 7.09.     Replacement of Trustee                                   56
Section 7.10.     Successor Trustee by Merger, etc.                        57
Section 7.11.     Eligibility; Disqualification                            57
Section 7.12.     Preferential Collection of Claims Against
                          Company                                          58

                                  ARTICLE EIGHT

                           SATISFACTION AND DISCHARGE

Section 8.01.     Satisfaction and Discharge                               58
Section 8.02.     Application of Trust Money                               59
Section 8.03.     Repayment to Company                                     60
Section 8.04.     Reinstatement                                            60

                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 9.01.     Without Consent of Holders                               61
Section 9.02.     With Consent of Holders                                  61
Section 9.03.     Compliance with Trust Indenture Act                      63
Section 9.04.     Revocation and Effect of Consents                        63
Section 9.05.     Notation on or Exchange of Securities                    63
Section 9.06.     Trustee May Sign Amendments, etc.                        64

                                   ARTICLE TEN

                           SUBORDINATION OF SECURITIES

Section 10.01.    Securities Subordinated to Senior Indebtedness           64
Section 10.02.    Payment Over of Proceeds Upon Dissolution, Etc           64
Section 10.03.    Prior Payment to Senior Indebtedness upon
                           Acceleration of Securities                      66
Section 10.04.    No Payment When Senior Indebtedness in Default           67
Section 10.05.    Payment Permitted If No Default                          67
Section 10.06.    Subrogation to Rights of Holders of Senior
                          Indebtedness                                     68
Section 10.07.    Provisions Solely to Define Relative Rights              68
Section 10.08.    Trustee to Effectuate Subordination                      69

Section 10.09.    No Waiver of Subordination Provisions                    69
Section 10.10.    Notice to Trustee                                        70
Section 10.11.    Reliance on Judicial Order or Certificate of
                          Liquidating Agent                                70
Section 10.12.    Trustee Not Fiduciary for Holders of Senior
                          Indebtedness                                     71
Section 10.13.    Rights of Trustee as Holder of Senior
                          Indebtedness; Preservation of Trustee's
                          Rights                                           71
Section 10.14.    Article Applicable to Paying Agents                      71
Section 10.15.    Certain Conversions Deemed Payment                       72

                                 ARTICLE ELEVEN

                            CONVERSION OF SECURITIES

Section 11.01.    Conversion Privilege and Conversion Price                72
Section 11.02.    Exercise of Conversion Privilege                         73
Section 11.03.    Fractions of Shares                                      75
Section 11.04.    Adjustment of Conversion Price                           75
Section 11.05.    Notice of Adjustments of Conversion Price                87
Section 11.06.    Notice of Certain Corporate Action                       87
Section 11.07.    Company to Reserve Common Stock                          89
Section 11.08.    Taxes on Conversions                                     89
Section 11.09.    Covenant as to Common Stock                              89
Section 11.10.    Cancellation of Converted Securities                     89
Section 11.11.    Provisions as to Consolidation, Merger or Sale
                          of Assets                                        89
Section 11.12.    Mandatory Conversion                                     90

                                 ARTICLE TWELVE

                                  MISCELLANEOUS

Section 12.01.    Trust Indenture Act of 1939                              91
Section 12.02.    Notices                                                  91
Section 12.03.    Communication by Holders with Other Holders              92
Section 12.04.    Certificate and Opinion as to Conditions
                          Precedent                                        92
Section 12.05.    Statements Required in Certificate or Opinion            93
Section 12.06.    Rules by Trustee, Paying Agent, Registrar                93
Section 12.07.    Governing Law; Jurisdiction                              93
Section 12.08.    No Interpretation of Other Agreements                    94
Section 12.09.    No Recourse Against Others                               94
Section 12.10.    Successors                                               94
Section 12.11.    Counterparts; Duplicate Originals                        94

Section 12.12.    Separability                                             94
Section 12.13.    Table of Contents, Headings, etc.                        95
Section 12.14.    Benefits of Indenture                                    95

SIGNATURES

EXHIBIT A         Form of 12% Senior Subordinated Convertible
                          Note due 2001                                   A-1

EXHIBIT B         Form of Certificate of Non-U.S. Persons                 B-1
EXHIBIT C         Form of Certificate to be Delivered in
                          Connection with Certain Transfers to
                          Accredited Investors                            C-1

EXHIBIT D         Form of Certificate to be Delivered in
                          Connection with Transfers Pursuant to
                          Regulation S                                    D-1

     INDENTURE, dated as of March 5, 1996, between GEOTEK COMMUNICATIONS, INC., a corporation incorporated under the laws of the State of Delaware ("the Company"), and THE BANK OF NEW YORK, a banking company organized under the laws of the State of New York, as trustee (the "Trustee").

         Each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Company's 12% Senior Subordinated Convertible Notes due 2001 (the "Securities").

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

                  1.01.      Definitions.

                  "Affiliate" means, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For purposes of this definition, the term "control," when used with respect to any specified person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent" means any Registrar, Paying Agent, authenticating agent or co-Registrar.

                  "Agent Members" shall have the meaning set forth in Section 2.07.

                  "Bankruptcy Law" means Title 11 United States Code or any similar law for the relief of debtors.

                  "Board of Directors" means the board of directors of the Company or any duly authorized committee of such board.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York, State of New York, are authorized or obligated by law, regulation or executive order to close.

                  "Capital Stock" means, with respect to any person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such person's capital stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

                  "Change of Control" means the occurrence of any of the following events: (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time, upon the happening of an event or otherwise), directly or indirectly, of more than 50% of the total Voting Stock of the Company; (b) the Company consolidates with, or merges with or into, another person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding Voting Stock of the Company is converted into or exchanged for (A) Voting Stock (other than Redeemable Capital Stock) of the surviving or transferee corporation or (B) cash, securities and other property in an amount which could then be paid by the Company as a "Restricted Payment" under the Indenture pertaining to the Company's 15% Senior Secured Discount Notes due 2005, or a combination thereof, and (ii) immediately after such transaction, the persons who, immediately prior to such transaction, beneficially owned the Voting Stock of the Company, beneficially own, in the aggregate, more than 50% of the total Voting Stock of the surviving or transferee corporation ("beneficially owned" shall have a meaning correlative to that of "beneficial owner" as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time, upon the happening of an event or otherwise), provided, however, that no Change of Control will be deemed to occur pursuant to this clause (b) if (i) the surviving or transferee corporation has outstanding debt securities having a maturity at original issuance of at least one year and if such debt securities are rated Investment Grade by S&P or Moody's for a period of at least 90 consecutive days, beginning on the date of such event (which period will be extended up to 90 additional days to the extent that the rating of such debt securities is under publicly announced consideration for possible downgrading by the applicable rating agency), or (ii) the surviving or transferee corporation
(A) does not have any outstanding debt securities that are rated by S&P, Moody's or any other rating agency of national standing at any time during a period of 90 consecutive days beginning on the date of such event (which period will be extended up to 90 additional days to the extent that any such rating agency has publicly announced that such corporation or debt thereof will be rated), after such date but during such period debt securities of such corporation having a maturity at original issuance of at least one year are rated Investment Grade by S&P or Moody's and remain so rated for the remainder of the period referred to in clause (i) of this proviso, and (B) as of the Trading Day immediately before and the Trading Day immediately after the date of such event, has Total Common Equity of at least $10,000,000,000 (provided that, solely for the purpose of calculating Total Common Equity as of such later Trading Day, the average Closing Price of Common Stock of such corporation will be deemed to equal the Closing Price of such Common Stock on such later Trading Day, subject to the last sentence of the definition of "Total Common Equity"); (c) at any time during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of at least 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or (d) the Common Stock of the Company shall be neither listed on any national securities exchange nor authorized to be quoted on an inter-dealer quotation system of any registered national securities association.

                  "Change of Control Date" shall have the meaning set forth in
Section 4.06.

                  "Change of Control Offer" shall have the meaning set forth in Section 4.06.

                  "Change of Control Purchase Date" shall have the meaning set forth in Section 4.06.

                  "Closing Price" on any Trading Day with respect to the per share price of any shares of Capital Stock means the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if such shares of Capital Stock are not listed or admitted to trading on such exchange, on the principal national securities exchange on which such shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on The Nasdaq National Market or, if such shares are not listed or admitted to trading on any national securities exchange or quoted on such automated quotation system but the issuer is a Foreign Issuer (as defined in Rule 3b-4(b) under the Exchange Act) and the principal securities exchange on which such shares are listed or admitted to trading is a Designated Offshore Securities Market (as defined in Rule 902(a) under the Securities Act), the average of the reported closing bid and asked prices regular way on such principal exchange, or, if such shares are not listed or admitted to trading on any national securities exchange or quoted on such automated quotation system and the issuer and principal securities exchange do not meet such requirements, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm that is selected from time to time by the Company for that purpose and is reasonably acceptable to the Trustee.

                  "Common Stock" includes any stock of any class of any person which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of such person and which is not subject to redemption by such person. However, subject to the provisions of Section 11.11, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  "Company" means the party named as such in this Indenture until a successor replaces it (or any previous successor) pursuant to this Indenture, and thereafter means such successor.

                  "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its Vice-Chairman, its President, Chief Financial Officer, Chief Executive Officer, an Executive Vice President or a Vice President, and by any one of its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Constituent Person" shall have the meaning set forth in
Section 11.11.

                  "conversion price" shall have the meaning set forth in
Section 11.01.

                  "Conversion Shares Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of the Registration Rights Agreement that covers the issuance, or to the extent not permitted by applicable law, the resale of all of the shares of Common Stock issuable upon conversion of the Securities to the extent and in the manner provided therein on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, and in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Corporate Trust Office" means the corporate trust office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which on the date hereof is located at 101 Barclay Street, 21-W, New York, New York 10286.

                  "Current Market Price" shall have the meaning set forth in
Section 11.04(h).

                  "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

                  "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

                  "Depository" shall mean The Depository Trust Company, its nominees, and their respective successors.

                  "Event of Default" shall have the meaning set forth in
Section 6.01.

                  "'ex' date," (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Prices were obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the last time that tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended).

                  "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

                  "Expiration Time" shall have the meaning set forth in
Section 11.04(f).

                  "Extraordinary Cash Dividend" shall have the meaning set forth in Section 11.04(d).

                  "Final Maturity Date" means February 15, 2001.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States of America, which are applicable from time to time.

                  "Global Securities" means any of (i) the U.S. Global Security,
(ii) the Offshore Global Securities or (iii) any other global form in which any of the Securities may be held from time to time.

                  "Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books.

                  "Indenture" means this Indenture, as amended, modified or supplemented from time to time.

                  "Independent Financial Advisor" shall have the meaning set forth in Section 11.04(i).

                  "Initial Purchaser" shall mean Smith Barney Inc.

                  "Institutional Accredited Investors" shall mean institutional "accredited investors" as defined in Rule 501 (a)(1), (2), (3) or
(7) under the Securities Act.

                  "interest" means, with respect to any Security, the amount of all interest accruing on such Security, including all interest accruing subsequent to the occurrence of any events specified in Sections 6.01(f) and (g) or which would have accrued but for any such event, whether or not such claims are allowable under applicable law.

                  "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities, as set forth therein.

                  "Investment Grade" means a rating of at least BBB-, in the case of S&P, or Baa3, in the case of Moody's.

                  "Issue Date" means March 5, 1996.

                  "junior securities" shall have the meaning set forth in
Section 10.15.

                  "Mandatory Conversion Calculation Period" shall have the meaning set forth in Section 11.12.

                  "Maturity Date" means, with respect to any Security, the date on which any principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity with respect to such principal or by declaration of acceleration, call for redemption or purchase or otherwise.

                  "Moody's" means Moody's Investors Service, Inc. and its successors.

                  "nonelecting share" shall have the meaning set forth in
Section 11.11.

                  "Non-Global Purchasers" shall have the meaning set forth in
Section 2.01.

                  "Notes Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of the Registration Rights Agreement that covers the resale of all of the Securities to the extent and in the manner provided therein on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, and in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Officer" means the Chairman of the Board, the President, any Executive Vice President, any Vice President, the Chief Financial Officer, the Treasurer, the Secretary or the Controller of the Company.

                  "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or Assistant Secretary of the Company and delivered to the Trustee and (other than if provided pursuant to TIA ss. 314(a)(4)) containing the statements provided for in Section 12.05.

                  "Offshore Global Securities" shall have the meaning set forth in Section 2.01.

                  "Offshore Physical Securities" shall have the meaning set forth in Section 2.01.

                  "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company. Each such Opinion of Counsel shall include the statements provided for in Section 12.05.

                  "Paying Agent" has the meaning set forth in Section 2.04, except that, for the purposes of Section 4.06 and Articles Three and Eight, the Paying Agent shall not be the Company or a Subsidiary of the Company or any of their respective Affiliates.

                  "Permanent Offshore Global Security" shall have the meaning set forth in Section 2.01.

                  "person" means (except as otherwise provided herein) any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, charitable foundation, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Physical Securities" means Securities in the form of permanent certificated Securities in registered form in substantially the form set forth in Exhibit A.

                  "Predecessor Security" means, with respect to any particular Security, every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

                  "Preferred Stock" means, as applied to the Capital Stock of any person, Capital Stock of such person of any class or classes (however designated) that ranks prior as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such person, to shares of Capital Stock of any other class of such person.

                  "principal" means, with respect to any debt security, the principal of the security plus, when appropriate, the premium, if any, on the security and any interest on overdue principal.

                  "Private Placement Legend" means the legend initially set forth on the Securities in the form set forth in Section 2.02(a).

                  "Purchased Shares" shall have the meaning set forth in
Section 11.04(f).

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Redeemable Capital Stock" means, with respect to any person, any shares of any class or series of Capital Stock that, either by the terms thereof, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed for cash or other assets (other than Capital Stock) prior to the Stated Maturity with respect to the principal of any Security or is redeemable at the option of the holder thereof at any time prior to any such Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to any such Stated Maturity; provided, however, that any Capital Stock that would not constitute Redeemable Capital Stock but for provisions thereof giving holders thereof the right to require the repurchase or redemption of such Capital Stock upon the occurrence of a change in control or an event of default occurring prior to the final maturity of the Securities shall not constitute Redeemable Capital Stock if such Capital Stock specifically provides that the issuer thereof will not repurchase or redeem any such stock pursuant to such provisions prior to the repurchase of the Securities as are required to be purchased under Section 4.06 or the payment of the Securities as may be required under Article Six.

                  "Redemption Date" means, with respect to any Security to be redeemed, the date fixed by the Company for such redemption pursuant to this Indenture and the Securities.

                  "Redemption Price" means, with respect to any Security to be redeemed, the price fixed for such redemption pursuant to the terms of this Indenture and the Securities.

                  "Registrable Securities" shall mean the Securities and the Common Stock issuable upon the conversion thereof; provided, however, that the Securities and such Common Stock shall cease to be Registrable Securities when
(i) in the case of Securities, a Notes Shelf Registration Statement with respect to the Securities shall have been declared effective under the Securities Act and the Securities shall have been disposed of pursuant to such Notes Shelf Registration Statement, (ii) (A) in the case of the Common Stock, except as otherwise provided in clause (ii)(B), a Conversion Shares Shelf Registration Statement with respect to such Common Stock shall have been declared effective under the Securities Act and such Common Stock shall have been disposed of pursuant to such Conversion Shares Shelf Registration Statement, or (B) in the case of any Common Stock actually issued upon conversion of Securities, a Conversion Shares Shelf Registration Statement with respect to the issuance of such Common Stock shall have been declared effective under the Securities Act and, following the issuance thereof, such Common Stock is not subject to restrictions on transfer pursuant to the Securities Act, (iii) the Securities or such Common Stock may be distributed to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A under the Securities Act) under the Securities Act or (iv) the Securities or such Common Stock shall have ceased to be outstanding.

                  "Registrar" shall have the meaning set forth in Section 2.04.

                  "Registration Rights Agreement" means the Registration Rights Agreement dated as of March 5, 1996 between the Company and Smith Barney Inc., and certain permitted assigns specified therein.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "SEC" means the U.S. Securities and Exchange Commission, as from time to time constituted, or if at any time after the execution of this Indenture such SEC is not existing and performing the applicable duties now assigned to it, then the body or bodies performing such duties at such time.

                  "Securities" means the notes that are issued under this Indenture, as amended or supplemented from time to time pursuant to this Indenture.

                  "Securities Act" means the U.S. Securities Act of 1933, as amended from time to time.

                  "Security Register" shall have the meaning set forth in
Section 2.04.

                  "Senior Indebtedness" means the principal of and premium, if any, and interest on (a) all indebtedness of the Company for money borrowed, other than the Securities, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, except indebtedness that by the terms of the instrument or instruments (as such instrument or instruments may be amended from time to time pursuant to the terms thereof) by which such indebtedness was created or incurred expressly provides that it (i) is junior in right of payment to the Securities or (ii) ranks pari passu with the Securities, and (b) amendments, renewals, extensions, modifications, refinancings and refundings of any such indebtedness. For the purposes of this definition, "indebtedness for money borrowed" when used with respect to the Company means
(w) any obligation of, or any obligation guaranteed by, the Company for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, (x) any deferred payment obligation of, or any such obligation guaranteed by, the Company for the payment of the purchase price of property or assets evidenced by a note or similar instrument, (y) any obligation of, or any such obligation guaranteed by, the Company for the payment of rent or other amounts under a lease of property or assets which obligation is required to be classified and accounted for as a capitalized lease on the balance sheet of the Company under GAAP and (z) any reimbursement obligation under bank letters of credit.

                  "Significant Subsidiary" shall have the same meaning as in Rule 1.02(v) of Regulation S-X under the Securities Act.

                  "S&P" means Standard & Poor's Corporation, and its successors.

                  "Stated Maturity" means, when used with respect to any Security or any installment of interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable, and when used with respect to any other indebtedness (including Redeemable Capital Stock), means the date specified in the instrument governing such indebtedness as the fixed date on which the principal of such indebtedness, or any installment of interest thereon, is due and payable (or, in the case of Redeemable Capital Stock, the first date on which such Redeemable Capital Stock is required to be redeemed).

                  "subsidiary" has the meaning given to such term under the Securities Act.

                  "Subsidiary" means, with respect to any person, a corporation 50% or more of whose Voting Stock is at the time, directly or indirectly, owned by such person, by one or more Subsidiaries of such person or by such person and one or more Subsidiaries thereof and over which such person exercises control, directly or indirectly, through one or more Subsidiaries. For purposes of this definition, any directors' qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

                  "Surviving Entity" shall have the meaning set forth in
Section 5.01.

                  "Suspension Event" means any event which makes any statement made in the Notes Shelf Registration Statement or the related prospectus untrue in any material respect or which requires the making of any changes in the Notes Shelf Registration Statement or prospectus in order to make the statements therein not misleading.

                  "Temporary Offshore Global Security" shall have the meaning set forth in Section 2.01.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as amended.

                  "Total Common Equity" of any person means, as of any day of determination (and as modified for purposes of the definition of "Change of Control"), the product of (a) the aggregate number of outstanding primary shares of Common Stock of such person on such day (which shall not include any options or warrants on, or securities convertible or exchangeable into, shares of Common Stock of such person) and (b) the average Closing Price of such Common Stock over the 20 consecutive Trading Days immediately preceding such day. If no such Closing Price exists with respect to shares of any such class, the value of such shares for purposes of clause (b) of the preceding sentence shall be determined by the Board of Directors in good faith and evidenced by a written opinion as to such value issued by an investment banking firm of recognized national standing.

                  "Total Market Capitalization" of any person means, as of any day of determination, the sum of (a) the consolidated indebtedness of such person and its Subsidiaries on such day, plus (b) the product of (i) the aggregate number of outstanding primary shares of Common Stock of such person on such day (which shall not include any options or warrants on, or securities convertible or exchangeable into, shares of Common Stock of such person other than, in the case of the Company, any shares of Preferred Stock of the Company, that, as of the day of determination, cannot, pursuant to the terms thereof as in effect on the date of this Indenture, be required to be redeemed by the Company in cash, and (ii) the average Closing Price of such Common Stock over the 20 consecutive Trading Days immediately preceding such day, plus (c) the liquidation value of any outstanding shares of Preferred Stock of such person on such day. If no such Closing Price exists with respect to shares of any such class, the value of such shares for purposes of clause (b) for the preceding sentence shall be determined by the Company's Board of Directors in good faith and evidenced by a written opinion as to such value issued by an investment banking firm of recognized national standing.

                  "Trading Day" means, with respect to a securities exchange or automated quotation system, a day on which such exchange or system is open for a full day of trading.

                  "Trigger Event" shall have the meaning set forth in
Section 11.04(g).

                  "Trust Officer" means any officer in the Corporate Trust Office of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Trustee" means the party named as such in this Indenture until a successor replaces such party (or any previous successor) in accordance with the provisions of this Indenture, and thereafter means such successor.

                  "U.S. Global Security" shall have the meaning set forth in
Section 2.01.

                  "U.S. person" has the meaning given to such term under Regulation S.

                  "U.S. Physical Securities" shall have the meaning set forth in Section 2.01.

                  "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power (either separately or together with any other class or classes of Capital Stock) under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any person (irrespective of whether or not, at the time, Capital Stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

                  1.02.      Incorporation by Reference of Trust Indenture Act

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC;

                  "indenture securities" means the Securities;

                  "indenture security holder" means a Securityholder or Holder;

                  "indenture to be qualified" means this Indenture;

                  "indenture trustee" or "institutional trustee" means the

Trustee; and

                  "obligor" on the indenture securities means the Company or any other obligor on the Securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

                  1.03.      Rules of Construction.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                1.      a term has the meaning assigned to it;

                2.      words in the singular include the plural, and words in

         the plural include the singular;

                3.      "or" is not exclusive;

                4.      provisions apply to successive events and transactions;

                5. all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                6. the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                7. all references to $ or dollars shall refer to the lawful currency of the United States of America.

                                   ARTICLE TWO

                                 THE SECURITIES

          2.01. Form and Dating. The Securities and the Trustee's certificate of authentication with respect thereto shall be substantially in the form annexed hereto as Exhibit A. The Securities shall be in an aggregate principal amount no greater than $67,500,000 (plus the aggregate principal amount of any Notes issued pursuant to the Initial Purchaser's option (as such option may be extended or otherwise amended from time to time) to purchase up to an additional $7,500,000 aggregate principal amount of Securities). The Securities may have notations, legends or endorsements required by law, stock exchange agreements to which the Company is subject or usage. The Company shall approve the form of the Securities and any notation, legend or endorsement on the Securities. Each Security shall be dated the date of its authentication.

                  The terms and provisions contained in the form of the Securities annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  Any Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of a single permanent global Security in definitive, fully registered form, without interest coupons, substantially in the form set forth in Exhibit A (the "U.S. Global Security"), deposited with the Trustee, as custodian for the Depository and registered in the name of a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository or its nominee, as hereinafter provided.

                  Any Securities offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of a single temporary global Security in definitive, fully registered form, without interest coupons, substantially in the form set forth in Exhibit A (the "Temporary Offshore Global Security") deposited with the Trustee, as custodian for the Depository, and registered in the name of a nominee of the Depository for the accounts of Euroclear and Cedel, duly executed by the Company and authenticated by the Trustee as hereinafter provided. At any time on or after April 14, 1996 upon receipt by the Trustee and the Company of a duly executed certificate substantially in the form of Exhibit B hereto, a single permanent global Security in definitive, fully registered form, without interest coupons, substantially in the form set forth in Exhibit A (the "Permanent Offshore Global Security," and together with the Temporary Offshore Global Security, the "Offshore Global Securities") duly executed by the Company and authenticated by the Trustee as hereinafter provided shall be deposited with the Trustee, as custodian for the Depository, and the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Temporary Offshore Global Security in an amount equal to the principal amount of the beneficial interest in the Temporary Offshore Global Security transferred.

                  Any Securities originally purchased by or transferred to Institutional Accredited Investors which are not QIBs or which are purchased by or transferred to Institutional Accredited Investors which are QIBs, in the event that the Securities cannot be offered and sold in reliance on Rule 144A (collectively, "Non-Global Purchasers"), shall be issued in the form of permanent certificated Securities in registered form, without interest coupons, in substantially the form set forth in Exhibit A (the "Physical Securities"). Upon the transfer of Physical Securities by a Non-Global Purchaser either to a QIB (assuming that the Securities can be offered and sold in reliance on Rule
144A) or in accordance with Regulation S, such Physical Securities shall, unless the relevant Global Security has previously been exchanged in whole for Physical Securities pursuant to Section 2.07(b), be exchanged for an interest in such Global Security.

                  The definitive Securities shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          2.02. Restrictive Legends. (a) Unless and except to the extent that the Securities are transferred pursuant to an effective Notes Shelf Registration Statement in accordance with the Registration Rights Agreement, the U.S. Global Security, the Temporary Offshore Global Security and any Physical Security issued pursuant to Section 2.07 in exchange for interests therein shall bear the following legend, subject to Section 2.08(f):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE

TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS SECURITY OR THE LAST DATE ON WHICH THIS SECURITY WAS HELD BY THE COMPANY OR ANY AFFILIATE OF THE COMPANY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT
(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT (IF AVAILABLE), (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF A PRINCIPAL AMOUNT OF NOTES AT THE TIME OF TRANSFER OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THE SECURITY OR THE LAST DATE ON WHICH THIS SECURITY WAS HELD BY THE COMPANY OR AN AFFILIATE OF THE COMPANY, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR (INCLUDING AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS A QUALIFIED INSTITUTIONAL BUYER, IN THE EVENT THAT THE SECURITIES CANNOT BE OFFERED AND SOLD IN RELIANCE ON RULE 144A), THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS. THIS SECURITY MAY BE CONVERTED AT ANY TIME ON OR AFTER 9:00 A.M. NEW YORK CITY TIME ON MARCH 5, 1997, AS SET FORTH IN SECTION 11.01 OF THE INDENTURE, DATED AS OF MARCH 5, 1996, BETWEEN THE COMPANY AND THE BANK OF NEW YORK, AS TRUSTEE.

THE COMMON STOCK, PAR VALUE $.01, OF THE COMPANY (THE "COMMON STOCK") ISSUABLE UPON THE CONVERSION OF THIS SECURITY (THE "SHARES") MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. ACCORDINGLY, NO HOLDER SHALL BE ENTITLED TO CONVERT SUCH HOLDER'S SECURITIES AT ANY TIME UNLESS, AT THE TIME OF CONVERSION, (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING THE OFFER AND SALE OF THE SHARES HAS BEEN FILED WITH, AND DECLARED EFFECTIVE BY, THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND NO STOP ORDER SUSPENDING THE EFFECTIVENESS OF SUCH REGISTRATION STATEMENT HAS BEEN ISSUED BY THE SEC OR (II) THE OFFER AND SALE OF THE SHARES TO THE HOLDER ARE EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND THE HOLDER, IF SO REQUESTED BY THE COMPANY, HAS DELIVERED TO THE COMPANY AN OPINION OF COUNSEL TO SUCH EFFECT.

                  (b) Each Global Security shall also bear the following legend:

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
SECTION 2.08 OF THE INDENTURE.

          2.03. Execution, Authentication and Denominations. Two Officers shall execute the Securities for the Company by facsimile or manual signature in the name and on behalf of the Company. The seal of the Company, if any, shall be reproduced on the Securities.

                  If an Officer whose signature is on a Security no longer holds that office at the time the Trustee or authenticating agent authenticates the Security, the Security shall be valid nevertheless.

                  A Security shall not be valid until the Trustee or authenticating agent manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  The Trustee or an authenticating agent shall upon receipt of a Company Order authenticate for original issue Securities in the aggregate principal amount not to exceed $67,500,000 (subject to any increase as provided in Section 2.01 hereof). The Trustee shall be entitled to receive any Officers' Certificate and any Opinion of Counsel of the Company that it may reasonably request in connection with such authentication of Securities. Such Company Order shall specify the amount of Securities to be authenticated and the date on which the original issue of Securities is to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed the amount set forth above except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to
Section 2.06, 2.09, 2.10 or 2.11.

                  The Trustee may appoint an authenticating agent to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such authenticating agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company. The Trustee shall not be liable for any act or failure of the authenticating agent to perform any duty either required herein or authored herein to be performed by such person in accordance with this Indenture.

                  The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 in principal amount and any integral multiple of $1,000 in excess thereof.

          2.04. Registrar and Paying Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar"), an office or agency where Securities may be presented for payment (the "Paying Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served, which shall be in the Borough of Manhattan, The City of New York. The Company shall cause the Registrar to keep a register of the Securities and of their transfer and exchange (the "Security Register"). The Company may have one or more co-Registrars and one or more additional Paying Agents. Unless the context otherwise requires, the terms "Registrar" and "Paying Agent" shall apply to any co-Registrar and additional Paying Agent, respectively.

                  The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall give prompt written notice to the Trustee of the name and address of any such Agent and any change in the address of such Agent. If the Company fails to maintain a Registrar, Paying Agent and/or agent for service of notices and demands, the Trustee shall, upon written notice thereof from the Company, act as such Registrar, Paying Agent and/or agent for service of notices and demands for so long as such failure shall continue. The Company may remove any Agent upon written notice to such Agent and the Trustee; provided that no such removal shall become effective until (i) the acceptance of an appointment by a successor Agent to such Agent as evidenced by an appropriate agency agreement entered into by the Company and such successor Agent and delivered to the Trustee or (ii) notification to the Trustee that the Trustee shall serve as such Agent until the appointment of a successor Agent in accordance with clause (i) of this proviso. The Company, any Subsidiary of the Company, or any Affiliate of any of them may act as Paying Agent, Registrar or co-Registrar, and/or agent for service of notice and demands; provided, however, that neither the Company, any Subsidiary of the Company nor any Affiliate of any of them shall act as Paying Agent for purposes of Section 4.06 and Articles Three and Eight.

                  The Company initially appoints the Trustee as Registrar, Paying Agent, authenticating agent and agent for service of notice and demands. If, at any time, the Trustee is not the Registrar, the Registrar shall make available to the Trustee, on or before each Interest Payment Date and at such other times as the Trustee may reasonably request, the names and addresses of the Holders as they appear in the Security Register.

          2.05. Paying Agent to Hold Money in Trust. Not later than each due date of the principal, premium, if any, and interest on any Securities, the Company shall deposit with the Paying Agent money in immediately available funds sufficient to pay such principal, premium, if any, and interest so becoming due. The Company shall require each Paying Agent other than the Trustee to agree in writing that such Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, and interest on the Securities (whether such money has been paid to it by the Company or any other obligor on the Securities), and that such Paying Agent shall promptly notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed, and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon doing so, the Paying Agent shall have no further liability for the money so paid over to the Trustee. If the Company or any Subsidiary of the Company or any Affiliate of any of them acts as Paying Agent, it will, on or before each due date of any principal of, premium, if any, or interest on the Securities, segregate and hold in a separate trust fund for the benefit of the Holders a sum of money sufficient to pay such principal, premium, if any, or interest so becoming due until such sum of money shall be paid to such Holders or otherwise disposed of as provided in this Indenture, and will promptly notify the Trustee of its action or failure to act. The Company may pay on any due date of the principal, premium, if any, or interest on the Securities such amount that is due and payable by its check payable in lawful money of the United States and mailed toeach Holder's registered address as reflected in the Security Register.

          2.06. Transfer and Exchange. The Securities are issuable only in registered form. A Holder may transfer a Security by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Security Register. Prior to the registration of any transfer by a Holder as provided herein, the Company, the Trustee, and any agent of the Company shall treat the person in whose name the Security is registered as the owner thereof for all purposes whether or not the Security shall be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary. Furthermore, the Depository shall, by acceptance of a Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Depository (or its agent), and that ownership of a beneficial interest in the Security shall be required to be reflected in a book entry. When Securities are presented to the Registrar or a co- Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met. To permit registrations of transfers and exchanges in accordance with the terms, conditions and restrictions hereof, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange or redemption of the Securities, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other similar governmental charge payable upon exchanges pursuant to Section 2.11, 3.06 or 9.05).

                  The Registrar shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 3.02 and ending at the close of business on the day of such mailing, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (iii) to register the transfer of or exchange any security between a record date and the next succeeding interest payment date.

          2.07. Book-Entry Provisions for the Global Securities. (a) The Global Securities (if any) initially shall (i) be registered in the name of the Depository or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for the Depository and (iii) bear legends as set forth in
Section 2.02.

                  Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

                  (b) Transfers of any Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depository, its successors or their respective nominees. Beneficial interests in any Global Security may be transferred in accordance with the applicable rules and procedures of the Depository and, if applicable, Euroclear and Cedel and the provisions of Section 2.08. If, for any reason, a beneficial owner requires physical delivery of a Physical Security, such beneficial owner shall transfer its interest in the Global Security in exchange for Physical Securities in accordance with the applicable rules and procedures of the Depository and, if applicable, Euroclear and Cedel and the provisions of Section 2.08. In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in any Security if (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for such Global Security and a successor Depository is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depository.

                  (c) Any beneficial interest in one of the Global Securities that is transferred to a person who takes delivery in the form of an interest in the other Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in the other Global Security and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

                  (d) In connection with any transfer of a beneficial interest in the U.S. Global Security to a transferee receiving Physical Securities pursuant to paragraph (b) of this Section, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and amount.

                  (e) In connection with the transfer of an entire Global Security to beneficial owners pursuant to paragraph (b) of this Section, such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in such Global Security an equal aggregate principal amount of Physical Securities of authorized denominations.

                  (f) Any Physical Security delivered in exchange for an interest in the U.S. Global Security or the Temporary Offshore Global Security pursuant to paragraphs (b), (d) or (e) of this Section shall, except as otherwise provided by paragraph (f) of Section 2.08, bear the legend regarding transfer restrictions applicable to the Physical Security set forth in Sections 2.02(a) and 2.02(c).

                  (g) The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          2.08. Special Transfer Provisions. Unless and until the Securities are transferred pursuant to an effective Notes Shelf Registration Statement in accordance with the Registration Rights Agreement, the following provisions shall apply:

                  (a) Transfers to Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of a Security to any Institutional Accredited Investor that is not a QIB or that is a QIB in the event that the Securities cannot be offered and sold in reliance on Rule 144A:

                            (i) The Registrar shall register the transfer of any
                  Security, whether or not such Security bears the Private Placement Legend, if the proposed transferee has delivered to the Registrar (x) a certificate reasonably acceptable to the Trustee that the requested transfer is at least three years after the later of the Issue Date and the last date on which such Security was held by an Affiliate of the Company or
                  (y)(A) a certificate substantially in the form of Exhibit C hereto, as applicable, and (B) if the principal amount of the Securities being transferred at the time of such transfer is less than $250,000, an Opinion of Counsel acceptable to the Company, the Registrar and the Trustee that such transfer is in compliance with the Securities Act.

                           (ii) If the proposed transferor is an Agent Member
                  holding a beneficial interest in the U.S. Global Security or the Offshore Global Securities, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i) and
                  (y) instructions given in accordance with the Depository's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interest in such Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Certificates of like tenor and amount.

                  (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Security to a QIB if the Securities are being offered and sold in reliance on Rule 144A:

                            (i) If the Security to be transferred consists of
                  Physical Securities or an interest in the Temporary Offshore Global Security, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                           (ii) If the proposed transferee is an Agent Member
                  and the Security to be transferred consists of Physical Securities or an interest in the Temporary Offshore Global Security, upon receipt by the Registrar of the documents referred to in clause (i) and instructions given in accordance with the Depository's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the Physical Securities or the interest in the Temporary Offshore Global Security, as the case may be, to be transferred, and the Trustee shall cancel the Physical Securities or decrease the amount of the Temporary Offshore Global Security so transferred.

                  (c) Transfers of Interests in the Temporary Offshore Global Security. The following provisions shall apply with respect to registration of any proposed transfer of interests in the Temporary Offshore Global Security:

                             (i) The Registrar shall register the transfer of
                  any Security (x) if the proposed transferee is a non-U.S. person and the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit D hereto or (y) if the proposed transferee is a QIB relying on the exemption from registration provided by Rule 144A (if available) and the proposed transferor has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                            (ii) If the proposed transferee is an Agent Member,
                  upon receipt by the Registrar of the documents referred to in clause (i)(y) above and instructions given in accordance with the Depository's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the Temporary Offshore Global Security to be transferred, and the Trustee shall decrease the amount of the Temporary Offshore Global Security.

                  (d) Transfers of Interests in the Permanent Offshore Global Security to U.S. Persons. The following provision shall apply with respect to any transfer of interests in the Permanent Offshore Global Security to U.S. persons: The Registrar shall register the transfer of any Security without requiring any additional certification.

                  (e) Transfers to Non-U.S. Persons at any Time. The following provisions shall apply with respect to any transfer of a Security to a non-U.S. person:

                            (i) Prior to April 14, 1996, the Registrar shall
                  register any proposed transfer of a Security to a non-U.S. person upon receipt of a certificate substantially in the form of Exhibit D hereto from the proposed transferor.

                           (ii) On and after April 14, 1996, the Registrar shall
                  register any proposed transfer to any non-U.S. person if the Security to be transferred is an interest in the U.S. Global Security, upon receipt of a certificate substantially in the form of Exhibit D from the proposed transferor.

                          (iii) (a) If the proposed transferor is an Agent
                  Member holding a beneficial interest in the U.S. Global Security, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (ii) and (y) instructions in accordance with the Depository's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and (b) if the proposed transferee is an Agent Member, upon receipt by the Registrar of instructions given in accordance with the Depository's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Offshore Global Security in an amount equal to the principal amount of the U.S. Global Security to be transferred, and the Trustee shall decrease the amount of the U.S. Global Security.

                  (f) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless either (i) the circumstances contemplated by the second sentence of the fourth paragraph of Section 2.01 or paragraph (a)(i)(x) or (e)(ii) of this Section 2.08 exist or (ii) there is delivered to the Registrar an

         Opinion of Counsel reasonably satisfactory to the Company, the Registrar and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (g) General. The provisions of Sections 2.01, 2.02, 2.07 and
         2.08 hereof shall be qualified in their entirety by any applicable securities laws of the United States and any other applicable jurisdiction and by the procedures of any applicable clearing agency, in each case as in effect from time to time, and all such laws and clearing procedures shall be deemed to be incorporated herein by reference. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security shall be deemed to acknowledge the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture. The Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of such Security set forth in this Indenture. In connection with any transfer of Securities, each Holder agrees by its acceptance of the Securities to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

                  The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.07 or this Section
2.08. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

          2.09. Replacement Securities. If a mutilated Security is surrendered to the Trustee or if the Holder claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security of like tenor and principal amount and bearing a number not contemporaneously outstanding; provided that the requirements of the second paragraph of Section 2.10 are met. If required by the Trustee or the Company, an indemnity bond must be furnished that is sufficient in the judgment of both the Trustee and the Company to protect the Company, the Trustee or any Agent from any loss that any of them may suffer if a Security is replaced. The Company may charge such Holder for its expenses and the expenses of the Trustee in replacing a Security. In case any such mutilated, lost, destroyed or wrongfully taken Security has become or is about to become due and payable, the Company in its discretion may pay such Security instead of issuing a new Security in replacement thereof.

                  Every replacement Security is an additional obligation of the Company and shall be entitled to the benefits of this Indenture.

          2.10. Outstanding Securities. Securities outstanding at any time are all Securities that have been authenticated by the Trustee, except for those canceled by it, those delivered to it for cancellation and those described in this Section 2.10 as not outstanding.

                  If a Security is replaced pursuant to Section 2.09, it ceases to be outstanding unless and until the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

                  If the Paying Agent (other than the Company or an Affiliate of the Company) holds on the Maturity Date money sufficient to pay Securities payable on that date, then on and after that date, such Securities cease to be outstanding and interest on them shall cease to accrue. Securities shall cease to be outstanding and interest thereon shall cease to accrue upon the conversion thereof pursuant to Section 11.12 (including any deemed conversion of any Securities not tendered pursuant to such conversion).

                  A Security does not cease to be outstanding because the Company or one of its Affiliates holds such Security, provided, however, that, in determining whether the Holders of the requisite principal amount of the outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          2.11. Temporary Securities. Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have insertions, substitutions, omissions and other variations determined to be appropriate by the Officers executing the temporary Securities, as evidenced by their execution of such temporary Securities. If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 4.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities.

          2.12. Cancellation. The Company at any time may deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for transfer, exchange, payment, conversion or cancellation and shall dispose of them in accordance with its normal procedure or the written instructions of the Company; provided, however, that the Trustee shall not be required to destroy such Securities.

          2.13. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" and CINS numbers (if then generally in use), and the Trustee shall use CUSIP numbers or CINS numbers, as the case may be, in notices of redemption or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities.

          2.14. Defaulted Interest. If the Company defaults in a payment of interest on the Securities, it shall pay, or shall deposit with the Paying Agent, money in immediately available funds sufficient to pay the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, to the persons who are Holders on a subsequent special record date. A special record date, as used in this Section 2.14 with respect to the payment of any defaulted interest, shall mean the 15th day next preceding the date fixed by the Company for the payment of defaulted interest, whether or not such day is a Business Day. At least 15 days before the subsequent special record date, the Company shall mail to each Holder and to the Trustee a notice that states the subsequent special record date, the payment date and the amount of defaulted interest to be paid.

          2.15. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders, and the Company shall otherwise comply with TIA ss. 312(a).

          2.16. Other Transfers. Notwithstanding anything to the contrary in this Article Two, the Registrar may register the transfer of any Security to any "accredited investor" as defined in Rule 501(a)(5) under the Securities Act upon the delivery to the Registrar of documentation (including certificates of the transferee and an Opinion of Counsel) in form and substance satisfactory to the Company, the Registrar and the Trustee, to the effect that such transfer is in compliance with the securities laws of the United States and the various states thereof.

          2.17. Record Date. The record date for purposes of determining the identity of Securityholders entitled to vote or consent to any action authorized or permitted under this Indenture shall be determined as provided for in TIA ss. 316(c).

                                  ARTICLE THREE

                            REDEMPTION OF SECURITIES

          3.01. Notices to the Trustee. If the Company elects to redeem Securities pursuant to Paragraph 3(a) of the Securities, it shall notify the Trustee of the Redemption Date and principal amount of Securities to be redeemed.

                  The Company shall notify the Trustee by an Officers' Certificate, stating that such redemption will comply with the provisions hereof and of the Securities, of any redemption at least 45 but not more than 60 days before the Redemption Date or such shorter period as may be acceptable to the Trustee.

          3.02. Selection of Securities to Be Redeemed. If less than all the Securities are to be redeemed, the particular Securities or portions thereof to be redeemed shall be selected from the outstanding Securities not previously called for redemption either (x) pro rata, by lot or by such other method as the Trustee considers to be fair and appropriate or (y) in such manner as complies with the requirements of the principal national securities exchange, if any, on which the Securities being redeemed are listed. The amounts to be redeemed shall be equal to $1,000 principal amount or any integral multiple thereof.

                  If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as outstanding for the purpose of such selection.

                  The Trustee shall promptly notify the Company and the Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

          3.03. Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address of such Holder appearing in the Security Register maintained by the Registrar.

                  All notices of redemption shall identify the Securities to be redeemed and shall state:

                  (a) the Redemption Date;

                  (b) the Redemption Price and the amount of accrued interest, if any, to be paid;

                  (c) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Securities redeemed;

                  (d) if any Security is to be redeemed in part, the portion of the principal amount (equal to $1,000 or any integral multiple thereof) of such Security to be redeemed and that on and after the Redemption Date, upon surrender for cancellation of such original Security to the Paying Agent, a new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued without charge to the Holder;

                  (e) the conversion price, the date on which the right to convert the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion;

                  (f) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price and the name and address of the Paying Agent;

                  (g) the CUSIP number, if any, relating to such Securities, but no representation is made as to the correctness or accuracy of any such CUSIP number; and

                  (h) the paragraph of the Securities pursuant to which the Securities are being redeemed.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company; provided, however, that if the Company gives such notice to the Holders, the Company shall concurrently deliver to the Trustee an Officers' Certificate stating that such notice has been given, together with a copy of such notice.

          3.04. Effect of Notice of Redemption. Once notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon surrender to the Paying Agent, such Securities called for redemption shall be paid at the Redemption Price plus accrued interest to the Redemption Date, but interest installments whose maturity is on or prior to such Redemption Date will be payable on the relevant Interest Payment Dates to the Holders of record at the close of business on the relevant record dates referred to in the Securities.

          3.05. Deposit of Redemption Price. No later than 10:30 a.m. New York City time on any Redemption Date, the Company shall deposit with the Paying Agent an amount of money in same day funds sufficient to pay the Redemption Price of, and accrued interest on, all the Securities or portions thereof which are to be redeemed on that date, other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

                  If the Company complies with the preceding paragraph, then, unless the Company defaults in the payment of such Redemption Price, interest on the Securities to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Securities are presented for payment. If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal, premium, if any, and, to the extent lawful, accrued interest thereon shall, until paid, bear interest from the Redemption Date at the rate provided in the Securities.

                If any Security called for redemption is converted, any money deposited with the Paying Agent for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the third paragraph of the Security) be paid to the Company upon a Company Order.

          3.06. Securities Redeemed or Purchased in Part. Upon surrender to the Paying Agent of a Security which is to be redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed.

          3.07. Conversion Arrangements on Call for Redemption. In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities surrendered for redemption by an agreement with one or more investment banking firms or other purchasers to purchase such Securities by paying to the Holders thereof, or to the Trustee or Paying Agent in trust for such Holders, no later than 10:30 a.m. New York City time on the date fixed for redemption, an amount not less than the redemption price, together with interest accrued to the date fixed for redemption, payable by the Company on redemption of such Securities. Notwithstanding anything to the contrary contained in this Article Three, the obligation of the Company to pay the redemption price of such Securities, together with interest accrued to the date fixed for redemption, shall be satisfied and discharged to the extent such amount is so paid by such purchasers, and the only remaining right of the Holders of such Securities will be to receive payment of the redemption price of such Securities, together with interest accrued to the date fixed for redemption, upon surrender to the Paying Agent of the Securities to be redeemed. Pursuant to such an agreement, any Securities tendered by the Holder thereof for redemption or not duly surrendered for conversion by such Holder shall be deemed acquired by such purchasers from such Holders and surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption, subject to payment of the above amount as aforesaid.

                                  ARTICLE FOUR

                                    COVENANTS

          4.01. Payment of Securities. The Company will pay, or cause to be paid, the principal of and interest on the Securities by 10:30 a.m. New York City time on the dates and in the manner provided in the Securities and this Indenture. An installment of principal or interest shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company, a Subsidiary of the Company or any Affiliate thereof) holds by such time on that date money designated and set aside for and sufficient to pay the installment in a timely manner and is not prohibited from paying such money to the Holders of the Securities pursuant to the terms of this Indenture.

                  The Company will pay interest on overdue principal at the rate and in the manner provided in the Securities; it shall pay interest on overdue installments of interest at the same rate and in the same manner, to the extent lawful.

          4.02. Maintenance of Office or Agency. The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange, for presentation for payment or for conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee as set forth in Section 12.02.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  The Company hereby initially designates the Corporate Trust Office of the Trustee, The Bank of New York, located in the Borough of Manhattan, City of New York, as such office of the Company in accordance with this Section 4.02.

          4.03. Corporate Existence. Subject to Article Five, the Company shall do or cause to be done all things necessary to and will cause each of its Subsidiaries to, preserve and keep in full force and effect the corporate or partnership existence and rights (charter and statutory), licenses and/or franchises of the Company and each of its Subsidiaries; provided, however, that the Company or any of its Subsidiaries shall not be required to preserve any such rights, licenses or franchises if the Board of Directors shall reasonably determine that (x) the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole and
(y) the loss thereof is not materially adverse to either the Company and its Subsidiaries taken as a whole or to the ability of the Company to otherwise satisfy its obligations hereunder.

          4.04. Compliance Certificate. (a) The Company will deliver to the Trustee within 60 days after the end of each of the Company's first three fiscal quarters and within 90 days after the end of the Company's fiscal year, or such later date as the Company files its annual report on Form 10-K with the SEC for such fiscal year, but in no event later than 120 days after the end of such fiscal year, an Officers' Certificate stating whether or not the signers know of any Default or Event of Default under this Indenture by the Company. If they do know of such a Default or Event of Default, the certificate shall describe any such Default or Event of Default and its status. The first certificate to be delivered pursuant to this Section 4.06(a) shall be for the first fiscal quarter of the Company beginning after the Issue Date. The Company shall also deliver a certificate to the Trustee at least annually within 90 days after the end of each fiscal year, or such later date as the Company files its annual report on Form 10-K with the SEC for such fiscal year, but in no event later than 120 days after the end of such fiscal year, from its principal executive, financial or accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice provided herein.

                  (b) The Company will deliver to the Trustee as soon as possible, and in any event within 10 days after the Company becomes aware or should reasonably have become aware of the occurrence of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

          4.05. SEC Reports. The Company shall file with the SEC the annual reports, quarterly reports and the information, documents and other reports required to be filed with the SEC pursuant to Sections 13 and 15 of the Exchange Act, whether or not the Company has a class of securities registered under the Exchange Act. In accordance with the provisions of TIA ss. 314(a), the Company shall file with the Trustee and provide to each Holder, within 15 days after it files them with the SEC (or if such filing is not permitted under the Exchange Act, 15 days after the Company would have been required to make such filing), copies of the annual reports and quarterly reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15 of the Exchange Act. The Company also shall comply with the other provisions of TIA ss. 314(a). In addition, the Company shall cause its annual reports to stockholders and any quarterly or other financial reports furnished by it to stockholders generally to be filed with the Trustee and mailed no later than the date such materials are mailed or made available to the Company's stockholders, to the Holders at their addresses as set forth in the register of Securities maintained by the Registrar.

          4.06. Change of Control. Upon the occurrence of a Change of Control (the date of such occurrence, the "Change of Control Date"), the Company will notify the Holders of Securities in writing of such occurrence and shall make an offer to purchase (the "Change of Control Offer"), and shall purchase, on a Business Day (the "Change of Control Purchase Date") not more than 60 nor less than 30 days following the Change of Control Date all Securities then outstanding at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest to the Change of Control Purchase Date; provided, however, that upon the occurrence of a Change of Control of the type specified in clause (d) of the definition of Change of Control, the purchase price shall be equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Change of Control Purchase Date.

                  Notice of a Change of Control Offer shall be mailed by the Company not later than the 30th day after the Change of Control Date to the Holders of Securities at their last registered addresses with a copy to the Trustee and the Paying Agent. The Change of Control Offer shall remain open from the time of mailing for at least 20 Business Days and until 5:00 p.m., New York City time, on the Change of Control Purchase Date. The notice, which shall govern the terms of the Change of Control Offer, shall include such disclosures as are required by law and shall state:

                  (a) that the Change of Control Offer is being made pursuant to this Section 4.06 and that all Securities validly tendered into the Change of Control Offer and not withdrawn will be accepted for payment;

                  (b) the purchase price (including the amount of accrued interest) for each Security, the Change of Control Purchase Date and the date on which the Change of Control Offer expires;

                  (c) that any Security not tendered for payment will continue to accrue interest in accordance with the terms thereof;

                  (d) that, unless the Company shall default in the payment of the purchase price, any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date;

                  (e) that Holders electing to have Securities purchased pursuant to a Change of Control Offer will be required to surrender their Securities to the Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Change of Control Purchase Date and must complete any form of letter of transmittal proposed by the Company and reasonably acceptable to the Trustee and the Paying Agent;

                  (f) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, on the third Business Day immediately preceding the Change of Control Purchase Date, a telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Securities the Holder delivered for purchase, the Security certificate number (if any) and a statement that such Holder is withdrawing its election to have such Securities purchased;

                  (g) that Holders whose Securities are purchased only in part will be issued Securities equal in principal amount to the unpurchased portion of the Securities surrendered;

                  (h) the instructions that Holders must follow in order to tender their Securities; and

                  (i) information concerning the business of the Company, the most recent annual and quarterly reports of the Company filed with the SEC pursuant to the Exchange Act (or, if the Company is not then permitted to file any such reports with the SEC, the comparable reports prepared pursuant to Section 4.05), a description of material developments in the Company's business, information with respect to pro forma historical financial information after giving effect to such Change of Control and such other information concerning the circumstances and relevant facts regarding such Change of Control Offer as would be material to a Holder of Securities in connection with the decision of such Holder as to whether or not it should tender Securities pursuant to the Change of Control Offer.

                  On the Change of Control Purchase Date, the Company shall (a) accept for payment Securities or portions thereof validly tendered pursuant to the Change of Control Offer, (b) deposit with the Paying Agent money, in immediately available funds, sufficient to pay the purchase price of all Securities or portions thereof so tendered and accepted and (c) deliver to the Trustee the Securities so accepted together with an Officers' Certificate setting forth the Securities or portions thereof tendered to and accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to the Holders of Securities so accepted payment in an amount equal to the purchase price for such Securities, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of any Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company will publicly announce the results of the Change of Control Offer not later than the first Business Day following the Change of Control Purchase Date.

                  The Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements applicable to a Change of Control Offer made by the Company and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer.

                  The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act, and any other securities laws or regulations in the event that a Change of Control occurs and the Company is required to purchase Securities pursuant to this Section 4.06.

          4.07. Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          4.08. Prohibition on Incurrence of Senior Subordinated Debt. The Company shall not incur or suffer to exist any indebtedness that is senior in right of payment to the Securities and subordinated in right of the payment to any other indebtedness of the Company.

                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

          5.01. When Company May Merge, etc. The Company will not, in any transaction or series of transactions, merge or consolidate with or into, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety to, any person or persons, and the Company will not permit any of its Subsidiaries to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company or the Company and its Subsidiaries, taken as a whole, to any other person or persons, unless at the time of and after giving effect thereto: (a) either (i) if the transaction or series of transactions is a merger or consolidation, the Company shall be the surviving person of such merger or consolidation, or (ii) the person formed by such consolidation or into which the Company or such Subsidiary is merged or to which the properties and assets of the Company or such Subsidiary, as the case may be, are transferred (any such surviving person or transferee person being the "Surviving Entity") (A) shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, (B) shall expressly assume by a supplemental indenture executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture and (C) shall have provided for conversion rights in accordance with Section 11.11; and
(b) immediately before and immediately after giving effect to such transaction or series of transactions, no Default or Event of Default shall have occurred and be continuing.

                  In connection with any consolidation, merger, transfer, lease, assignment or other disposition contemplated hereby, the Company shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, transfer, lease, assignment or other disposition and the supplemental indenture in respect thereof comply with the requirements under this Indenture.

          5.02. Successor Substituted. Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company in accordance with
Section 5.01 hereof, the successor person or persons formed by such consolidation or into which the Company is merged or the successor person to which such sale, assignment, conveyance, transfer, lease or other disposition is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Securities with the same effect as if such successor had been named as the Company herein.

                                   ARTICLE SIX

                                    REMEDIES

          6.01. Events of Default. An "Event of Default" means any of the following events:

                  (a) a default by the Company in the payment of the principal of or premium, if any, on any Security when the same becomes due and payable (upon Stated Maturity, acceleration, optional redemption, required purchase, scheduled principal payment or otherwise), whether or not such payment is prohibited by the provisions of Article Ten; or

                  (b) a default by the Company in the payment of an installment of interest on any of the Securities, when the same becomes due and payable, which default continues for a period of 30 days, whether or not such payment is prohibited by the provisions of Article Ten; or

                  (c) a failure of the Company to perform or observe any other term, covenant or agreement contained in the Securities or this Indenture (other than a default specified in clause (a) or (b) above), which failure continues for a period of 30 days after written notice thereof requiring the Company to remedy the same shall have been given
         (i) to the Company by the Trustee or (ii) to the Company and the Trustee by Holders of at least 25% in aggregate principal amount of the Securities then outstanding; or

                  (d) a default or defaults by the Company or any Subsidiary of the Company under one or more agreements, instruments, mortgages, bonds, debentures or other evidences of indebtedness under which the Company or any Subsidiary of the Company then has outstanding indebtedness in excess of $5,000,000, individually or in the aggregate, and either (i) such indebtedness is already due and payable in full other than by reason of an acceleration or (ii) such default or defaults have resulted in the acceleration of the maturity of such indebtedness and such acceleration has not been rescinded within a period of 15 days; or

                  (e) one or more judgments, orders or decrees of any court or regulatory or administrative agency of competent jurisdiction for the payment of money in excess of $5,000,000, either individually or in the aggregate, shall be entered against the Company or any Subsidiary of the Company or any of their respective properties and shall not be discharged or fully bonded and there shall have been a period of 60 days after the date on which any period for appeal has expired and during which a stay of enforcement of such judgment, order or decree, shall not be in effect; or

                  (f) the Company or any Significant Subsidiary of the Company pursuant to or under or within the meaning of any Bankruptcy Law:

                            (i) commences a voluntary case or proceeding;

                           (ii) consents to the entry of an order for relief
                  against it in an involuntary case or proceeding;

                          (iii) consents to the appointment of a Custodian
                  of it or for all or substantially all of its property;

                           (iv) makes a general assignment for the benefit
                  of its creditors; or

                            (v) shall generally not pay its debts when such
                  debts become due or shall admit in writing its inability to pay its debts generally; or

                  (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                            (i) is for relief against the Company or any
                  Significant Subsidiary of the Company in an involuntary case or proceeding;

                           (ii) appoints a Custodian of the Company or any
                  Significant Subsidiary of the Company for all or substantially all of its properties; or

                          (iii) orders the liquidation of the Company or any
                  Significant Subsidiary of the Company;

         and in each case the order or decree remains unstayed and in effect for 60 days.

                  Subject to the provisions of Sections 7.01 and 7.02, the Trustee shall not be charged with knowledge of any Default or Event of Default unless written notice thereof shall have been given to a Trust Officer at the Corporate Trust Office of the Trustee by the Company, the Paying Agent, any Holder or any of their respective agents.

          6.02. Acceleration. If an Event of Default (other than as specified in Section 6.01(f) or (g)) occurs and is continuing, the Trustee, by written notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding, by written notice to the Trustee and the Company, may declare the principal of, premium, if any, and accrued and unpaid interest, if any, on all of the outstanding Securities to be due and payable immediately, upon which declaration, all amounts payable in respect of the Securities shall be immediately due and payable. If an Event of Default specified in Section 6.01(f) or (g) occurs and is continuing, then the principal of, premium, if any, and accrued and unpaid interest, if any, on all of the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                  After a declaration of acceleration under this Indenture, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in aggregate principal amount of the outstanding Securities, by written notice to the Company and the Trustee, may rescind such declaration if (a) the Company has paid or deposited with the Trustee a sum sufficient to pay (i) all amounts due the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, (ii) all overdue interest on all Securities,
(iii) the principal of and premium, if any, on any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and (iv) to the extent that payment of such interest is lawful, interest upon overdue interest which has become due otherwise than by such declaration of acceleration at the rate borne by the Securities; (b) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and (c) all Events of Default, other than the non-payment of principal of, premium, if any, and interest on the Securities that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.04.

                  No such rescission shall affect any subsequent Default or Event of Default or impair any right subsequent therein.

          6.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue, in its own name or as trustee of an express trust, any available remedy by proceeding at law or in equity to collect the payment of principal of, premium, if any, or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                  All rights of action and claims under this Indenture and the Securities may be enforced by the Trustee even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

          6.04. Waiver of Past Defaults. Subject to the provisions of Sections 6.02, 6.07 and 9.02, the Holders of not less than a majority in aggregate principal amount of the outstanding Securities by notice to the Trustee may, on behalf of the Holders of all the Securities, waive any existing Default or Event of Default and its consequences, except a Default or Event of Default specified in Section 6.01(a) or (b) or in respect of any provision hereof which cannot be modified or amended without the consent of the Holder of each outstanding Security affected thereby pursuant to Section 9.02. When a Default or Event of Default is so waived, it shall be deemed cured and shall cease to exist.

          6.05. Control by Majority. The Holders of not less than a majority in aggregate principal amount of the outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided, however, that the Trustee may refuse to follow any direction
(a) that conflicts with any rule of law or this Indenture, (b) that the Trustee determines may be unduly prejudicial to the rights of another Securityholder, or
(c) that may expose the Trustee to personal liability unless the Trustee has been provided indemnity satisfactory to the Trustee in its sole discretion against any loss or expense caused by its following such direction; and provided, further, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

          6.06. Limitation on Suits. No Holder shall have any right to institute any proceeding or pursue any remedy with respect to this Indenture or the Securities unless:

                  (a) Holders of at least 25% in aggregate principal amount of the outstanding Securities shall have made a written request to the Trustee to institute such proceeding or pursue such remedy;

                  (b) such Holders have offered and, if requested, have provided to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

                  (c) the Trustee has failed to institute such proceeding or pursue such remedy within 60 days after receipt of such request; and

                  (d) within such 60-day period the Trustee has not received a direction which is inconsistent with the request from the Holders of a majority in aggregate principal amount of the outstanding Securities;

                  The foregoing limitations shall not apply to a suit instituted by a Holder for the enforcement of the payment of principal of, premium, if any, or accrued interest on, such Security on or after the respective due dates set forth in such Security, subject to applicable grace periods.

                  A Holder may not use this Indenture to prejudice the rights of any other Holders or to obtain priority or preference over such other Holders.

          6.07. Right of Holders to Receive Payment. Notwithstanding any other provision in this Indenture, the right of any Holder to receive payment of the principal of, premium, if any, and interest on such Security, on or after the respective Stated Maturities expressed in such Security, or to convert such Security, or to bring suit for the enforcement of any such payment on or after the respective Stated Maturities, or the right to convert such Security, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

          6.08. Collection Suit by Trustee. If an Event of Default specified in clause (a), (b) or (c) of Section 6.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company, or any other obligor on the Securities for the whole amount of principal of, premium, if any, and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          6.09. Trustee May File Proofs of Claims. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company or the Subsidiaries of the Company (or any other obligor upon the Securities), their creditors or their property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceedings is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 7.08 or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

          6.10. Priorities. If the Trustee collects any money pursuant to this Article Six, it shall, subject to Article Ten, pay out such money in the following order:

                  First:  to the Trustee for amounts due under Section 7.08;

                  Second: to Holders for interest accrued on the Securities, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for interest;

                  Third: to Holders for amounts of principal (including any premium) owing under the Securities, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal (including any premium); and

                  Fourth:  the balance, if any, to the Company.

                  The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10.

          6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may in its discretion require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant (other than the Trustee). This
Section 6.11 does not apply to any suit by the Trustee, any suit by a Holder pursuant to Section 6.07, or a suit by Holders of more than 10% in aggregate principal amount of the outstanding Securities.

          6.12. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Security and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                                  ARTICLE SEVEN

                                     TRUSTEE

          7.01. Duties.

                  (a) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of an Event of Default,

                            (i) the Trustee need perform only such duties as are
                  specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the absence of bad faith on its part, the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform as to form only to the requirements of this Indenture. (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                            (i) this paragraph does not limit the effect of
                  paragraph (b) of this Section 7.01;

                           (ii) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

                          (iii) the Trustee shall not be liable with respect to
                  any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 6.02, 6.04 or 6.05.

                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and
         (d) of this Section 7.01.

          7.02. Rights of Trustee. Subject to Section 7.01 hereof and the provisions of TIA ss. 315:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in any such document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matter as it may see fit.

                  (b) before the Trustee acts or refrains from acting, it may consult with counsel and may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Sections 12.04 and 12.05. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

                  (c) the Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) the Trustee shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of its own negligence or willful misconduct.

                  (e) the Trustee may consult with counsel of its own choosing and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

                  (g) for all purposes under this Indenture, the Trustee shall not be deemed to have notice of any Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

          7.03. Individual Rights of Trustee. The Trustee, any Paying Agent, Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
7.11 and 7.12 and TIA ss.ss. 310(b) and 311, may otherwise deal with the Company and its Subsidiaries with the same rights it would have if it were not the Trustee, Paying Agent, Registrar or such other agent.

         7.04. Trustee's Disclaimer. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, it shall not be accountable for the Company's use or application of the proceeds from the Securities, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and it shall not be responsible for any statement in the Securities other than the Trustee's certificate of authentication.

          7.05. Notice of Default. If a Default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Holder notice of the Default or Event of Default within 30 days after obtaining knowledge thereof unless such Default or Event of Default has been cured; provided, however, that, except in the case of a Default or Event of Default specified in Section 6.01(a) or (b), the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Trust Officers in good faith determines that the withholding of such notice is in the interest of the Holders.

          7.06. Money Held in Trust. All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required herein or by law. The Trustee shall not be under any liability for interest on any moneys received by it hereunder, except as the Trustee may agree with the Company.

          7.07. Reports by Trustee to Holders. Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall, to the extent that any of the events described in TIA ss. 313(a) shall have occurred within the previous twelve months, but not otherwise, mail to each Holder a brief report dated as of such May 15 that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss.ss. 313(b) and 313(c).

                  A copy of each report at the time of its mailing to Holders shall be mailed to the Company and filed with the SEC and each securities exchange, if any, on which the Securities are listed.

                  The Company shall promptly notify the Trustee in writing if the Securities become listed on any securities exchange.

          7.08. Compensation and Indemnity. The Company covenants and agrees to pay the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents, accountants and counsel.

                  The Company shall indemnify the Trustee and its officers and directors for, and hold it harmless against, any loss, liability or expense incurred by it arising out of or in connection with the acceptance or administration of this trust and its rights or duties hereunder, including the costs and expenses, including reasonable attorneys' fees, of enforcing this Indenture against the Company (including, without limitation, this Section 7.08) and of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Company need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Trustee through its negligence, bad faith or willful misconduct.

                  To secure the Company's payment obligations in this Section 7.08, the Trustee shall have a lien prior to the Securities on all assets held or collected by the Trustee, in its capacity as Trustee, except assets held in trust to pay principal of, premium, if any, or interest on particular Securities. The Trustee's right to receive payment of any amounts due under this
Section 7.08 shall not be subordinate to any other liability or indebtedness of the Company (even though the Securities may be so subordinated).

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01(f) or (g), the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

                  The Company's obligations under this Section 7.08 and any lien arising hereunder shall survive the resignation or removal of any trustee, the discharge of the Company's obligations pursuant to Article Eight and/or the termination of this Indenture.

          7.09. Replacement of Trustee. The Trustee may resign at any time by so notifying the Company. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Company and the Trustee in writing and may appoint a successor trustee with the Company's prior written consent. The Company may remove the Trustee if:

                1. the Trustee ceases to be eligible under Section 7.11 and shall fail to resign after written request therefor by the Company;

                2. the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                3. a receiver or other public officer takes charge of the Trustee or its property; or

                4. the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall notify each Holder of such event and shall promptly appoint a successor Trustee. The Trustee shall be entitled to payment of its fees and reimbursement of its expenses while acting as Trustee, and to the extent such amounts remain unpaid, the Trustee that has resigned or has been removed shall retain the lien afforded by Section 7.08. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the outstanding Securities may, with the Company's prior written consent, appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after such delivery, (i) the retiring Trustee shall, subject to the lien provided in
Section 7.08, transfer all property held by it as Trustee to the successor Trustee, (ii) the resignation or removal of the retiring Trustee shall become effective, and (iii) the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee ceases to be eligible under Section 7.11, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  Notwithstanding replacement of the Trustee pursuant to this
Section 7.09, the Company's obligations under Section 7.08 shall continue for the benefit of the retiring Trustee.

          7.10. Successor Trustee by Merger, etc. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall, if such resulting, surviving or transferee corporation or national banking association is otherwise eligible hereunder, be the successor Trustee.

          7.11. Eligibility; Disqualification. There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA ss.ss. 310(a)(1) and 310(a)(5) and which shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article. The Trustee is subject to TIA ss. 310(b).

          7.12. Preferential Collection of Claims Against Company. If and when the Trustee shall become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the TIA regarding the collection of claims against the Company (or any such other obligor).

                                  ARTICLE EIGHT

                           SATISFACTION AND DISCHARGE

          8.01. Satisfaction and Discharge. This Indenture will be discharged and will cease to be of further effect as to all outstanding Securities, except as to those obligations referred to in the penultimate paragraph of this
Section 8.01, when:

                  (a) either

                            (i) all Securities theretofore authenticated and
                  delivered (except lost, stolen or destroyed Securities which have been replaced or paid or Securities for whose payment money has theretofore been deposited with the Trustee or the Paying Agent in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 8.03) have been delivered to the Trustee for cancellation, or

                           (ii) all Securities not theretofore delivered to the
                  Trustee for cancellation (except lost, stolen or destroyed Securities which have been replaced or paid):

                           (A)  have become due and payable, or

                           (B) will become due and payable at their Stated Maturity within one year, or

                           (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, or

                           (D) are delivered to the Trustee for conversion in accordance with Article Eleven, and the Company shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders for that purpose, together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof at maturity or redemption, funds in an amount sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee), without consideration of reinvestment of interest, to pay and discharge the entire indebtedness on the Securities not theretofore delivered to the Trustee for cancellation for principal of, premium, if any, and interest on such Securities to the date of deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (b) no Default or Event of Default with respect to this Indenture or the Securities shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit;

                  (c) the Company shall have paid all other sums payable by it hereunder; and

                  (d) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent under this Section 8.01 have been complied with.

                  Notwithstanding the foregoing paragraph, the Company's obligations in Sections 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 2.09, 4.01,
4.02, 7.08, 8.02, 8.03 and 8.04 and any surviving rights of conversion expressly provided for herein, shall survive until the Securities are no longer outstanding pursuant to Section 2.10. After the Securities are no longer outstanding, the Company's obligations in Sections 7.08, 8.02, 8.03 and 8.04 shall survive.

                  After such delivery or irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities and this Indenture except for those surviving obligations specified above.

          8.02. Application of Trust Money. The Trustee shall hold in trust money deposited with it pursuant to Section 8.01 and shall apply the deposited money in accordance with this Indenture to the payment of principal of, premium, if any, and interest on the Securities. All moneys deposited with the Trustee pursuant to Section 8.01 for the payment of Securities subsequently converted shall be returned to the Company upon a Company Order.

          8.03. Repayment to Company. Subject to Sections 7.08 and 8.01, the Trustee shall promptly pay to the Company, upon receipt by the Trustee of an Officers' Certificate, any excess money held by it at any time, as determined by a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee. The Trustee and the Paying Agent shall pay to the Company, upon receipt by the Trustee or the Paying Agent, as the case may be, of an Officers' Certificate, any money held by it for the payment of principal, premium, if any, or interest that remains unclaimed for two years after payment to the Holders is required; provided, however, that the Trustee and the Paying Agent before being required to make any payment may, but need not, at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed and that after a date specified therein, which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Holders entitled to money must look solely to the Company for payment as general creditors unless an applicable abandoned property law designates another person, and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.

          8.04. Reinstatement. If the Trustee or Paying Agent is unable to apply any money in accordance with this Indenture by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then and only then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had been made pursuant to this Indenture until such time as the Trustee is permitted to apply all such money in accordance with this Indenture; provided, however, that if the Company has made any payment of principal of, premium, if any, or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

          9.01. Without Consent of Holders. The Company, when authorized by a resolution of its Board of Directors, and the Trustee may amend, waive or supplement this Indenture or the Securities without notice to or the consent of any Holder:

                  (a) to cure any ambiguity, defect or inconsistency;

                  (b) to comply with Article Five of this Indenture;

                  (c) to provide for uncertificated Securities in addition to certificated Securities;

                  (d) to comply with any requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

                  (e) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Section 11.11; or

                  (f) to make any change that would provide any additional benefit or rights to the Holders or that does not adversely affect the rights of any Holder.

                  Notwithstanding the above, the Trustee and the Company may not make any change that adversely affects the rights of any Holders hereunder. The Company shall be required to deliver to the Trustee an Opinion of Counsel stating that any such change made pursuant to paragraph (a) or (f) of this
Section 9.01 does not adversely affect the rights of any Holder.

          9.02. With Consent of Holders. Subject to Section 6.04, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may amend this Indenture or the Securities with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and the Holders of at least a majority in aggregate principal amount of the Securities then outstanding by written notice to the Trustee may waive future compliance by the Company with any provision of this Indenture or the Securities.

                  Notwithstanding the provisions of this Section 9.02, without the consent of each Holder affected, an amendment or waiver, including a waiver pursuant to Section 6.04, may not:

                  (a) reduce the principal amount of, extend the fixed maturity of, or alter the redemption provisions of, the Securities;

                  (b) change the currency in which any Security, or any premium or interest thereon, is payable or make the principal of, premium, if any, or interest on any Security payable in money other than that stated in the Security;

                  (c) reduce the percentage in principal amount of outstanding Securities the Holders of which must consent to an amendment or supplement to or waiver of any provision of or consent to take any action under this Indenture or the Securities;

                  (d) impair the right to institute suit for the enforcement of any payment on or with respect to the Securities;

                  (e) waive a default in the payment with respect to the Securities;

                  (f) reduce or change the rate or time for payment of interest on any Security;

                  (g) adversely affect the right to convert any Security (but not to make an adjustment to the conversion price) as provided in Article Eleven (except as permitted by Section 9.01(e)); or

                  (h) modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders.

                  It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment, supplement or waiver under this Section
9.02 becomes effective, the Company shall mail to the Holder of each Security affected thereby, with a copy to the Trustee, a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any amendment, supplement or waiver.

          9.03. Compliance with Trust Indenture Act. Every amendment of or supplement to this Indenture or the Securities shall comply with the TIA as then in effect.

          9.04. Revocation and Effect of Consents. Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by such Holder and every subsequent Holder of that Security or portion of that Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security prior to such amendment, supplement or waiver becoming effective. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. Notwithstanding the above, nothing in this paragraph shall impair the right of any Holder under ss. 316(b) of the TIA.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the second and third sentences of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. Such consent shall be effective only for actions taken within 90 days after such record date.

                  After an amendment, supplement or waiver becomes effective, it shall bind every Holder; unless it makes a change described in any of clauses
(a) through (h) of Section 9.02; if it makes such a change, the amendment, supplement or waiver shall bind every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

          9.05. Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of a Security, the Trustee shall (in accordance with the specific direction of the Company) request the Holder of the Security to deliver it to the Trustee. The Trustee shall (in accordance with the specific direction of the Company) place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

          9.06. Trustee May Sign Amendments, etc. The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article Nine if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment, supplement or waiver, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of any amendment, supplement or waiver is authorized or permitted by this Indenture, that it is not inconsistent herewith and that it will be valid and binding upon the Company in accordance with its terms.

                                   ARTICLE TEN

                           SUBORDINATION OF SECURITIES

          10.01. Securities Subordinated to Senior Indebtedness. The Company covenants and agrees, and each Holder of a Security, by his, her or its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and the payment of the principal of and premium, if any, and interest on each and all of the Securities, and the amount, if any, of the repurchase price payable in respect of Securities pursuant to Section 4.06, are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

          10.02. Payment Over of Proceeds Upon Dissolution, Etc. In the event of
(a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Company or to its creditors, as such, or to a substantial part of its assets, or
(b) any proceeding for the liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, on account of principal of or premium, if any, or interest on the Securities, or the amount, if any, of the repurchase price payable in respect of Securities pursuant to Section 4.06, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company.

                  In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to a Trust Officer of the Trustee in writing or such Holder, as the case may be, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                  For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include securities of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another person upon the terms and conditions set forth in Article Five shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the person formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Five.

          10.03. Prior Payment to Senior Indebtedness upon Acceleration of Securities. In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due on or in respect of such Senior Indebtedness before the Holders of the Securities are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) by the Company on account of the principal of or premium, if any, or interest on the Securities or on account of the purchase or other acquisition of Securities.

                  In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to a Trust Officer of the Trustee in writing, or such Holder, as the case may be, then and in such event such payment shall be paid over and delivered forthwith to the Company.

                  The provisions of this Section shall not apply to any payment with respect to which Section 10.02 would be applicable.

          10.04. No Payment When Senior Indebtedness in Default.

                  (a) In the event (i) and during the continuation of any default in the payment of principal of, premium, if any, or interest on any Senior Indebtedness, whether at the date of a required payment, maturity, upon mandatory prepayment redemption or otherwise, or (ii) that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable unless and until such event of default shall have been cured or waived in writing or shall have ceased to exist and such acceleration shall have been rescinded or annulled, then no payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) shall be made by the Company on account of the principal of or premium, if any, or interest on the Securities or on account of the purchase, redemption or other acquisition of Securities.

                  (b) In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to a Trust Officer of the Trustee in writing or to such Holder, as the case may be, then and in such event such payment shall be paid over and delivered forthwith to the Company.

                  The provisions of this Section shall not apply to any payment with respect to which Section 10.02 would be applicable.

          10.05. Payment Permitted If No Default. Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent
(a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 10.02 or under the conditions described in Section 10.03 or 10.04, from making payments at any time of principal of and premium, if any, or interest on the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of or premium, if any, or interest on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

          10.06. Subrogation to Rights of Holders of Senior Indebtedness. Subject to the prior payment in full of all amounts due on or in respect of Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to other indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and premium, if any, and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

          10.07. Provisions Solely to Define Relative Rights. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

          10.08. Trustee to Effectuate Subordination. Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

          10.09. No Waiver of Subordination Provisions. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other person.

          10.10. Notice to Trustee. The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until a Trust Officer of the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Trust Officer of the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of and premium, if any, or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

                  Subject to the provisions of Section 7.01, the Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such person to furnish evidence to the satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

          10.11. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 7.01, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered in writing to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

          10.12. Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

          10.13. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.08.

          10.14. Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 10.13 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

          10.15. Certain Conversions Deemed Payment. For the purposes of this Article only, (a) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Eleven shall not be deemed to constitute a payment or distribution on account of the principal of or premium, if any, or interest on Securities or on account of the purchase or other acquisition of Securities, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means (i) shares of any class of Capital Stock of the Company and (ii) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article Eleven.

                                 ARTICLE ELEVEN

                            CONVERSION OF SECURITIES

          11.01. Conversion Privilege and Conversion Price. Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which equals $1,000 or any integral multiple thereof may be converted at any time on or after 9:00 a.m. New York City time on March 5, 1997 at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock, at the conversion price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on the Business Day next preceding the Stated Maturity of principal. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the Business Day next preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption.

                  The price at which shares of Common Stock of the Company shall be delivered upon conversion (herein called the "conversion price") shall be equal to the lower of (i) $9.50 per share of such Common Stock and (ii) the weighted average price per share of Common Stock for the ten Trading Day period immediately following the 90th day after the Issue Date, as calculated by Bloomberg Financial Markets through its "Volume at Price" function; provided, however, that in no event shall the conversion price be less than $8.25 per share of such Common Stock (subject to the next sentence hereof). From and after the date hereof, the conversion price (including the conversion prices set forth in the first sentence of this paragraph) shall be adjusted in certain instances as provided in paragraphs (a), (b), (c), (d), (e), (f), (i) and (j) of Section
11.04. Upon the occurrence of any event of a type contemplated by Section 11.04 or otherwise, the "Volume at Price" contemplated by the first sentence of this paragraph shall be adjusted in a manner consistent with Section 11.04(i)(i) hereof. Within five Business Days after the determination of the initial conversion price (as provided for in the first sentence of this paragraph), the Company shall mail to each Holder and to the Trustee a notice setting forth such initial conversion price.

          Notwithstanding anything to the contrary contained herein, no Holder shall be entitled to convert any of its Securities into Common Stock to the extent that any such conversion would constitute a violation of any applicable securities laws of the United States or any other applicable jurisdiction. Any certificates evidencing shares of Common Stock issued upon the conversion of Securities shall bear such legends, including legends reflecting restrictions on transfer required in order to maintain compliance with the provisions of the Securities Act, as the Company shall deem to be necessary or appropriate.

          11.02. Exercise of Conversion Privilege. In order to exercise the conversion privilege, the Holder of any Security shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained pursuant to Section 4.02, accompanied by written notice to the Company in the form provided in the Security (or such other notice as is acceptable to the Company) at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. In the case of any Security which is surrendered for conversion during the period from the close of business on any regular record date through and including the next succeeding Interest Payment Date (other than any Security whose Maturity Date is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such regular record date; provided, however, that Securities so surrendered for conversion shall (except in the case of Securities or portions thereof which have been called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount being surrendered for conversion. Except as provided in the immediately preceding sentence, in the case of any Security which is converted (a) interest whose Stated Maturity is after the date of conversion of such Security shall not be payable and (b) no payment or adjustment shall be made upon conversion on account of any dividends on the Common Stock issued upon conversion.

                  Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock as and after such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at any office or agency of the Company maintained pursuant to Section 4.02 a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 11.03.

                  In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

          11.03. Fractions of Shares. No fractional share of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fractional share in an amount equal to such fraction multiplied by the Closing Price at the close of business on the day of conversion (or, if such day is not a Trading Day, on the Trading Day immediately preceding such day).

          11.04. Adjustment of Conversion Price.

                  (a) In case the Company shall make a dividend or other distribution on the Common Stock exclusively in Common Stock (other than a distribution referred to in paragraph (c) of this Section), the conversion price in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. In case the

         Company shall make a dividend or other distribution on the Common Stock in shares of its Capital Stock other than Common Stock, and such dividend or distribution would not otherwise require reduction of the conversion price pursuant to paragraph (d), then the conversion price and the number and kind of shares of Capital Stock of the Company issuable upon the conversion of a Security (as in effect immediately prior to such dividend or distribution) shall be proportionately adjusted so that the Holder of any Security thereafter converted may receive the aggregate number and kind of shares of Capital Stock of the Company that such Holder would have owned immediately following such dividend or distribution if such Security had been converted immediately prior thereto. For the purpose of this paragraph (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treaury of the Company.

                  (b) Subject to the last sentence of paragraph (g) of this Section, in case the Company shall make a dividend or other distribution on the Common Stock consisting exclusively of, or shall otherwise issue to all holders of the Common Stock, rights, options or warrants entitling the holders thereof to subscribe for or purchase shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock at a price per share (determined on an as-converted or as-exercised basis if the rights, options or warrants pertain to securities convertible into or exchangeable for Common Stock) less than the Current Market Price (determined as provided in paragraph (h) of this Section) on the date fixed for the determination of shareholders entitled to receive such rights, options or warrants, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price (including the minimum consideration payable upon conversion or exchange of securities convertible into or exchangeable for Common Stock) of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

                  (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which subdivision or combination becomes effective.

                  (d) (i) Subject to the last sentence of this paragraph (d)(i) and the last sentence of paragraph (g) of this Section, in case the Company shall, by dividend or otherwise, distribute to all holders of the Common Stock evidences of its indebtedness, shares of any class of its Capital Stock, cash or other assets (including securities, but excluding any rights, options or warrants referred to in paragraph (b) of this Section, excluding any dividend or distribution paid exclusively in cash out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with GAAP (other than any Extraordinary Cash Dividend (as hereinafter defined)) and excluding any dividend or distribution referred to in paragraph (a) or (c) of this Section), the conversion price shall be reduced by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in paragraph (h) of this Section) on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) on such date of the portion of the evidences of indebtedness, shares of Capital Stock, cash and other assets to be distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following such date. If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (d)(i) by reference to the actual or when-issued trading market for any securities comprising part or all of such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price pursuant to paragraph (h) of this Section, to the extent possible. For purposes of this paragraph (d)(i), an "Extraordinary Cash Dividend" shall be that portion, if any, of the aggregate amount of all cash dividends paid in any fiscal year which exceed $25,000,000. For purposes of this paragraph (d)(i), any dividend or distribution that includes shares of Common Stock, rights, options or warrants to subscribe for or purchase shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock shall be deemed to be (x) a dividend or distribution of the evidences of indebtedness, cash, assets or shares of Capital Stock other than such shares of Common Stock, such rights, options or warrants or such convertible or exchangeable securities (making any conversion price reduction required by this paragraph (d)(i)) immediately followed by
         (y) in the case of such shares of Common Stock or such rights, options or warrants, a dividend or distribution thereof (making any further conversion price reduction required by paragraph (a) and (b) of this Section, except any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (a) of this Section), or (z) in the case of such convertible or exchangeable securities, a dividend or distribution of the number of shares of Common Stock as would then be issuable upon the conversion or exchange thereof, whether or not the conversion or exchange of such securities is subject to any conditions (making any further conversion price reduction required by paragraph (a) of this Section, except the shares deemed to constitute such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (a) of this Section).

                  (ii) In case the Company shall issue shares of Common Stock for a consideration per share less than the Current Market Price (determined as provided in paragraph (h) of this Section), the conversion price shall be reduced by multiplying the conversion price in effect immediately prior to the close of business on the date on which the Company fixes the offering price of such additional shares by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus a fraction equal to the aggregate consideration received by the Company from the issuance of such additional shares of Common Stock over the Current Market Price on the date on which the Company fixes the offering price of such additional shares (determined as provided in paragraph (h) of this Section), and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such issuance. The reduction in the conversion price provided for in the preceding sentence shall not apply to (i) securities issued in transactions described in paragraphs (a),
         (b), (c), (d)(i), (d)(iii) or (f) of this Section or pursuant to the conversion or exchange of any such securities (to the extent applicable); (ii) the conversion or exchange of securities (including options) convertible or exchangeable for Common Stock outstanding on the date of this Indenture, or issuable pursuant to binding agreements in effect on the date of this Indenture; (iii) Common Stock issued and issuable upon the exercise of options issued to the Company's directors, officers and employees under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law or otherwise where such issuances have been approved by the Board of Directors (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Indenture shall not exceed 1% of the Common Stock outstanding at the time of issuance); (iv) Common Stock issued to shareholders of any person that merges into the Company in proportion to their stock holdings of such person immediately prior to such merger, upon such merger; (v) Common Stock issued in a bona fide underwritten public offering; (vi) Common Stock issued in a bona fide private placement through a placement agent that is a member firm of the National Association of Securities Dealers, Inc. (except to the extent that any discount from the Current Market Price (determined as provided in paragraph (h) of this Section) attributable to restrictions on transferability of the Common Stock, as determined in good faith by the Board of Directors and described in a resolution thereof which shall be filed with the Trustee, shall exceed 20%), or issuable pursuant to a binding agreement in effect on the date of this Indenture; or (vii) Common Stock issued as a dividend on any securities outstanding on the date of this Indenture required to be made pursuant to the certificate of designation pertaining to such securities in effect at the time such securities were issued.

                  (iii) In case the Company shall issue any securities convertible into or exchangeable for Common Stock for a consideration per share (including the minimum consideration per share payable upon conversion or exchange of any securities convertible into or exchangeable for Common Stock) of Common Stock initially deliverable upon conversion or exchange of such securities less than the Current Market Price (determined as provided in paragraph (h) of this Section), the conversion price shall be reduced by multiplying the conversion price in effect immediately prior to the close of business on the date on which the Company fixes the offering price of such additional shares by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such securities plus a fraction equal to the aggregate consideration received for the issuance of such securities (including the minimum consideration per share payable upon conversion or exchange of any securities convertible into or exchangeable for Common Stock) over the Current Market Price on the date on which the Company fixes the offering price of such additional shares (determined as provided in paragraph (h) of this Section), and the denominator of which shall be the number of shares outstanding immediately prior to the issuance of such securities plus the maximum number of shares deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange rate. The reduction in the conversion price provided for in the preceding sentence shall not apply to (i) securities issued in transactions described in paragraphs (a), (b) or
         (d)(i) of this Section; (ii) convertible securities issued to shareholders of any person that merges into the Company, or with a Subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger; (iii) convertible securities issued in a bona fide underwritten public offering; (iv) convertible securities issued in a bona fide private placement through a placement agent that is a member firm of the National Association of Securities Dealers, Inc. (except to the extent that any discount from the Current Market Price (determined as provided in paragraph (h) of this Section) attributable to restrictions on transferability of Common Stock issuable upon conversion, as determined in good faith by the Board of Directors and described in a resolution thereof which shall be filed with the Trustee, shall exceed 20% of the then Current Market Price, or issuable pursuant to a binding agreement in effect on the date of this Indenture; or (iv) stock options issued to the Company's directors, officers or employees.

                  (e) In case the Company shall, by dividend or otherwise, at any time distribute to all holders of the Common Stock cash (excluding any cash that is distributed as part of a distribution referred to in paragraph (d)(i) of this Section or in connection with a transaction to which Section 11.11 applies) in an aggregate amount that, together with
         (i) the aggregate amount of any other distributions to all holders of the Common Stock made exclusively in cash within the 12 months preceding the date fixed for the determination of shareholders entitled to such distribution and in respect of which no conversion price adjustment pursuant to paragraph (d)(i) or this paragraph (e) has been made previously and (ii) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) as of such date of determination of consideration payable in respect of any tender offer by the Company or a Subsidiary for all or any portion of the Common Stock, and any purchase by the Company of shares of Common Stock in the open market, consummated within the 12 months preceding such date of determination and in respect of which no conversion price adjustment pursuant to paragraph (f) of this Section has been made previously, exceeds 12.5% of the product of the Current Market Price (determined as provided in paragraph (h) of this Section) on such date of determination times the number of shares of Common Stock outstanding on such date, the conversion price shall be reduced by multiplying the conversion price in effect immediately prior to the close of business on such date of determination by a fraction of which the numerator shall be the Current Market Price (determined as provided in paragraph (h) of this Section) on such date less the amount of cash to be distributed at such time applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day after such date.

                  (f) In case a tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall be consummated, or in case the Company shall purchase shares of Common Stock in the open market, the conversion price shall be reduced by multiplying the conversion price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be (x) the product of the Current Market Price (determined as provided in paragraph (h) of this Section) times the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time and the denominator shall be the sum of (A) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders upon consummation of such tender or exchange offer, or upon such purchase, and (B) the product of such Current Market Price times such number of outstanding shares at the Expiration Time minus the number of shares accepted for payment in such tender or exchange offer, or so purchased (the "Purchased Shares"). For the purpose of this paragraph, "Expiration Time" means either the last time that tenders may be made pursuant to a tender offer or exchanges may be made pursuant to an exchange offer, or the time of an agreement to purchase shares in the open market, as the case may be. Any reduction in the conversion price pursuant to this paragraph shall be made immediately following the close of business on the last Trading Day used to compute Current Market Price; provided, that, such reduction shall be deemed to have become effective immediately prior to the opening of business on the day following the Expiration Time. To the extent that a Holder converts Securities prior to the conclusion of the period for which Current Market Price is to be calculated, any adjustment in the number of shares of Common Stock issuable upon exercise of such Security shall inure to the benefit of the holder of record of such Security at the close of business on the first Trading Day following the Expiration Time.

                  (g) The reclassification of Common Stock into securities which include securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 11.11 applies) shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to such distribution" within the meaning of paragraph (d)(i) of this Section), and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (c) of this Section). Rights, options or warrants issued by the Company to all holders of the Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock (either initially or under certain circumstances), which rights, options or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case in clauses (i) through (iii) until or upon the occurrence of a specified event or events ("Trigger Event"), shall for purposes of this Section 11.04 not be deemed issued until the occurrence of the earliest Trigger Event.

                  (h) For the purpose of any computation under this paragraph and paragraphs (b), (d) and (e) of this Section, the current market price per share of Common Stock (the "Current Market Price") on any date shall be deemed to be the average of the daily Closing Prices for the 30 consecutive Trading Days commencing 45 Trading Days before the date in question. For the purpose of any computation under paragraph
         (f) of this Section, the Current Market Price on any date shall be deemed to be the average of the daily Closing Prices for the 5 consecutive Trading Days commencing on the first Trading Day immediately following the Expiration Time. Notwithstanding anything to the contrary contained in this paragraph, (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the conversion price pursuant to paragraph (a), (b), (c), (d) or (e) above occurs on or after the 15th Trading Day prior to the date in question and prior to the "ex" date for the issuance or distribution requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the conversion price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the conversion price pursuant to paragraph (a), (b), (c), (d), (e) or (f) above occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the date in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the conversion price is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to th date in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the date in question (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of paragraph (d) or (e) of this Section, whose determination shall be conclusive and described in a resolution of the Board of Directors) of the evidences of indebtedness, shares of Capital Stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date.

              (i) (i) If any event shall occur as to which the other provisions of this Section 11.04 are not strictly applicable but the failure to make any adjustment would have the effect of depriving Holders of the benefit of all or a portion of the conversion rights in respect of any Security in accordance with the essential intent and principles of this

         Section 11.04, then, in each such case, the Company shall appoint an Independent Financial Expert, which shall give its opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 11.04 necessary to preserve, without dilution, such conversion rights. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holders and shall make the adjustments described therein. As used herein, an "Independent Financial Expert" is a firm (a) which does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect financial interest in the Company and (b) which, in the judgment of the Board of Directors, is otherwise independent and qualified to perform the task for which it is to be engaged.

                  (ii) The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Securities, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders thereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company (i) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the conversion of the Securities from time to time outstanding and (ii) will not take any action which results in any adjustment of the conversion price if the total number of shares of Common Stock issuable after the action upon the conversion of all of the Securities would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purposes of issue upon such exercise.

                  (j) The Company may, but shall not be obligated to, make such reductions in the conversion price, in addition to those required by paragraphs (a), (b), (c), (d), (e), (f) and (g) of this Section, as it considers to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients or, if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

                  (k) No adjustment in the conversion price shall be required unless such adjustment (plus any other adjustments not previously made by reason of this paragraph (k)) would require an increase or decrease of at least 1% in the conversion price; provided, however, that any adjustments which by reason of this paragraph (k) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (l) Notwithstanding any other provision of this Section 11.04, no adjustment to the conversion price shall reduce the conversion price below the then par value per share of the Common Stock, and any such purported adjustment shall instead reduce the conversion price to such par value. The Company hereby covenants not to take any action to increase the par value per share of the Common Stock.

                  (m) In any case in which this Section 11.04 shall require that an adjustment in the conversion price be made effective as of or immediately after a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder of any Security exercised after such record date the shares of Common Stock and other Capital Stock of the Company, if any, issuable upon such exercise over and above the shares of Common Stock and other Capital Stock of the Company, if any, issuable upon such exercise on the basis of the conversion price prior to such adjustment and (ii) paying to such Holder any amount in cash in lieu of a fractional share pursuant to Section 11.03 hereof; provided that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares of Common Stock, other Capital Stock and cash upon the occurrence of the event requiring such adjustment.

                  (n) When No Adjustment Required.

                             (i) No adjustment need be made for a transaction referred to in subsections (a), (b), (c), (d), (e) or (f) of this
         Section 11.04 if Holders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock of the Company participate in the transaction.

                            (ii) No adjustment need be made for (x) a transaction referred to in subsections (b), (d)(ii) or (d)(iii) of this
         Section 11.04 if the below market portion of such issuances, taken together with the below market portion of all other below market issuances and with the above market portion of all above market tender or exchange offers described in clause (y) of this paragraph made on and after the date of this Indenture, is less than 2.0% of the Total Market Capitalization of the Company (determined by reference to the sum of the percentages of Total Market Capitalization of the Company attributable to each such transaction on the date thereof) and (y) a transaction referred to in subsection (f) of this Section 11.04 if the above market portion of such tender or exchange offers, taken together with the above market portion of all other above market tender or exchange offers and with the below market portion of all below market issuances described in clause (x) of this paragraph made on or after the date of this Indenture, is less than 2.0% of the Total Market Capitalization of the Company (determined by reference to the sum of the percentages of Total market Capitalization of the Company attributable to each such transaction on the date thereof).

                           (iii) No adjustment need be made for a change in the par value, or from par value to no par value, or from no par value to par value, of the Common Stock.

          11.05. Notice of Adjustments of Conversion Price. Whenever the conversion price is adjusted as herein provided:

                  (a) the Company shall compute the adjusted conversion price in accordance with Section 11.04 and shall prepare a certificate signed by the Treasurer or Chief Financial Officer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed (with a copy to the Trustee) at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 4.02; and

                  (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall forthwith be prepared, and as soon as practicable after it is prepared, such notice shall be furnished by the Company to the Trustee and mailed by the Company at its expense to all Holders at their last addresses as they shall appear in the Security Register.

          11.06. Notice of Certain Corporate Action.  In case:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require a conversion price adjustment pursuant to paragraph (e) of
         Section 11.04; or

                  (b) the Company shall authorize the granting to the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of Capital Stock of any class or of any other rights (excluding shares of Capital Stock or options for Capital Stock issued pursuant to a benefit plan for employees, officers or directors of the Company); or

                  (c) of any reclassification of the Common Stock (other than a subdivision or combination of the outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (e) the Company or any Subsidiary of the Company shall commence a tender or exchange offer (other than an exchange offer contemplated by clause (c) above) for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender or exchange offer to change the maximum number of shares being sought or the amount or type of consideration being offered (including by exchange) therefor);

then the Company shall cause to be filed at each office or agency maintained pursuant to Section 4.02, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 21 days (or 11 days in any case specified in clause (a), (b) or (e) above) prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record who will be entitled to such dividend, distribution, rights, options or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender or exchange offer (other than an exchange offer contemplated by clause
(y) above) commenced, the date on which such tender or exchange offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto). Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (a) through (e) of this
Section 11.06.

          11.07. Company to Reserve Common Stock. The Company shall at all times reserve and keep available, free from preemptive rights, out of the authorized but unissued Common Stock or out of the Common Stock held in treasury, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Securities.

          11.08. Taxes on Conversions. The Company will pay any and all original issuance, transfer, stamp and other similar taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

          11.09. Covenant as to Common Stock. (a) The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be validly issued, fully paid and nonassessable.

                  (b) The Company shall from time to time take all action necessary so that the shares of Common Stock which may be issued upon conversion of Securities, immediately upon their issuance (or, if such shares of Common Stock are subject to restrictions on transfer under the Securities Act, upon their resale pursuant to an effective Conversion Shares Shelf Registration Statement), will be listed on the principal securities exchanges, interdealer quotation systems and markets, if any, on which other shares of Common Stock are then listed or quoted.

          11.10. Cancellation of Converted Securities. All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 2.12.

          11.11. Provisions as to Consolidation, Merger or Sale of Assets. In case of any consolidation of the Company with, or merger of the Company into, any other person, any merger of another person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of all or substantially all of the assets of the Company, the person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 11.01, to convert such Security only into the kind and amount of securities, cash and other property, if any, receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock (i) is not a person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or transfer by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purpose of this Section the kind and amount of securities, cash and other poperty receivable upon such consolidation, merger, sale or transfer by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

          11.12. Mandatory Conversion. From and after September 1, 1997, the Company may, in its sole discretion, require the conversion of all, but not less than all, of the then outstanding Securities following a Mandatory Conversion Calculation Period. "Mandatory Conversion Calculation Period" shall be any period during which (i) for twenty of the thirty immediately preceding Trading Days, the Closing Price of the Common Stock equaled or exceeded 160% of the conversion price and (ii) for the five immediately preceding Trading Days, the Closing Price of the Common Stock equaled or exceeded 160% of the conversion price. On the Business Day immediately following the conclusion of a Mandatory Conversion Calculation Period in respect of which the Company determines to convert the Securities pursuant to this Section 11.12, the Company shall cause to be filed at each office or agency maintained pursuant to Section 4.02 and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register a notice notifying such Holders that the Company has exercised its conversion right pursuant to this Section 11.12. Such notice shall set forth the date fixed for such conversion, which shall be a date not less than five nor more than ten Business Days following the conclusion of such Mandatory Conversion Calculation Period, the applicable conversion price and the procedures applicable to such conversion (as may reasonably be determined by the Company and the Trustee).

                                 ARTICLE TWELVE

                                  MISCELLANEOUS

          12.01. Trust Indenture Act of 1939. This Indenture is subject to the provisions of the TIA that are required to be a part of this Indenture, and shall, to the extent applicable, be governed by such provisions.

                  If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

          12.02. Notices. Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail, postage prepaid, addressed as follows:

                  If to the Company to:
                  Geotek Communications, Inc.
                  20 Craig Road
                  Montvale, NJ  07645
                  Attention:  General Counsel
                  If to the Trustee to:
                  The Bank of New York
                  101 Barclay Street
                  21-W
                  New York, NY  10286
                  Attention: Corporate Trust Administration

                  The parties hereto by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed, postage prepaid, to a Holder, including any notice delivered in connection with TIA ss. 310(b), TIA ss. 313(c), TIA ss. 314(a) and TIA ss. 315(b), shall be mailed by first class mail to such Holder at the address of such Holder as it appears on the

Securities register maintained by the Registrar and shall be sufficiently given to such Holder if so mailed within the time prescribed. Copies of any such communication or notice to a Holder shall also be mailed to the Trustee.

                  Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Holders. Except for a notice to the Trustee, which is deemed given only when received, if a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

          12.03. Communication by Holders with Other Holders. Holders may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The obligors, the Trustee, the Registrar and any other person shall have the protection of TIA ss. 312(c).

          12.04. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, such obligor shall furnish to the Trustee:

                  (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          12.05. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

          12.06. Rules by Trustee, Paying Agent, Registrar. The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

          12.07. Governing Law; Jurisdiction. This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably submits to the jurisdiction of any United States or State court located in the State of New York in any suit or proceeding based on or arising under this Indenture or the Securities and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company hereby agrees to designate and appoint CT Corporation System, 1633 Broadway, New York, NY 10019 as an agent upon whom process may be served in any suit or proceeding based on or arising under this Indenture or the Securities. The Company further agrees that service of process upon the Company, or upon an agent appointed pursuant to the preceding sentence accompanied with written notice of said service to the Company, as the case may be, mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the Trustee's or any Holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

          12.08. No Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

          12.09. No Recourse Against Others. A director, officer, employee, stockholder or Affiliate, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability.

          12.10. Successors. All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

          12.11. Counterparts; Duplicate Originals. This Indenture may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all such executed copies together represent the same agreement.

          12.12. Separability. In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

          12.13. Table of Contents, Headings, etc. The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

          12.14. Benefits of Indenture. Except as provided in Article Ten with respect to the holders of Senior Indebtedness, nothing in this Indenture or in the Securities, express or implied, shall give to any person, other than the parties hereto and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        GEOTEK COMMUNICATIONS, INC.

Attest: /s/ Andrew Siegel               By: /s/ Michael McCoy
       --------------------                ------------------------
                                           Name: Michael McCoy
                                           Title: Chief Financial Officer

                (SEAL)



                                        THE BANK OF NEW YORK, as Trustee


Attest:                                 By: /s/ Mary Jane Morrissey
                                           --------------------------------
                                           Name: Mary Jnae Morrissey
                                           Title: Vice President

                (SEAL)

EXHIBIT A


                           GEOTEK COMMUNICATIONS, INC.
                12% SENIOR SUBORDINATED CONVERTIBLE NOTE DUE 2001

No. [     ]                                                $[            ]
                                                           CUSIP [       ]

                  GEOTEK COMMUNICATIONS, INC., a corporation incorporated under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to),
for value received, hereby promises to pay to [    ] or registered assigns, the
principal sum of [       ] on February 15, 2001, at the office or agency of the
Company referred to below, and to pay cash interest thereon, which such interest will accrue from and after March 5, 1996 at the rate of 12% per annum (subject to adjustment, as provided on the reverse hereof) and will be payable on February 15 and August 15, in each year, accruing from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from March 5, 1996, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the regular record date for such interest, which shall be February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date and may be paid, at the option of the Company, by check mailed to such person. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such regular record date, and may be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

                  In the case of any Security which is converted after any regular record date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity Date is prior to such Interest Payment
Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such regular record date; provided, however, that Securities so surrendered for conversion shall (except in the case of Securities or portions thereof which have been called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount being surrendered for conversion. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

                  Payment of the principal of, premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the security register maintained by the Registrar.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, and a seal has been affixed hereon, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                                      A--2-

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                           GEOTEK COMMUNICATIONS, INC.

                           By:
                              Name:
                              Title:
Attest:                       [SEAL]


Authorized Signature


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                This is one of the Securities referred to in the within-mentioned Indenture.

Date:                                        THE BANK OF NEW YORK
     -------------------------
                                             By:
                                                 Authorized Signatory





                                      A--3-

                              (Reverse of Security)

                  1. Indenture. This Security is one of a duly authorized issue of Securities of the Company designated as its 12% Senior Subordinated Convertible Notes due 2001, limited in aggregate principal amount to $75,000,000 (as contemplated by Section 2.01 of the Indenture), which may be issued under an indenture (herein called the "Indenture") dated as of March 5, 1996, between Geotek Communications, Inc., a Delaware corporation, as issuer (the "Company"), and The Bank of New York, a banking company organized under the laws of the State of New York, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  All capitalized terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  No reference herein to the Indenture and no provisions of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

                  2. Additional Interest.

                  (a) if the Notes Shelf Registration Statement is not filed within 60 days following the Issue Date, then, commencing on the 61st day after the Issue Date, additional interest payable in cash (the "Additional Interest") shall accrue on the Securities at a rate of 0.50% per annum for the first 90 days immediately following the 60th day after the Issue Date, such Additional Interest rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period;

                  (b) if the Notes Shelf Registration Statement is filed pursuant to clause (a) above or otherwise prior to 120 days following the Issue Date and is not declared effective within such 120-day period, then, commencing on the 121st day after the Issue Date, Additional Interest shall accrue on the Securities at a rate of 0.50% per annum for the first 90 days immediately following the 120th day after the Issue Date, such Additional Interest rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period; and

                  (c) if the Notes Shelf Registration Statement ceases to be effective or the Prospectus which is a part thereof cannot be used as a result of a Suspension Event for a period of more than 90 days, in each case under this clause (c) prior to the first date on which any of the Securities cease to

                                      A--4-
constitute Registrable Securities, then Additional Interest shall accrue on the Securities at a rate of 0.50% per annum for the first 60 days immediately following the day such Notes Shelf Registration Statement ceases to be effective or a Suspension Event has lasted for more than 90 days, such Additional Interest rate increasing by an additional 0.25% per annum at the beginning of each subsequent 60-day period.

                  In the case of each of clauses (a), (b) and (c) of the preceding paragraph, such Additional Interest will be payable in cash semi-annually in arrears on each August 15 and February 15, commencing August 15, 1996, and shall be calculated at the rates noted above as a percentage of the principal amount of the Securities; provided, however, that such Additional Interest rate on the Securities may not exceed 1.0% per annum; and, provided, further, that (1) upon the filing of the Notes Shelf Registration Statement (in the case of clause (a) above) or (2) upon the effectiveness of the Notes Shelf Registration Statement (in the case of clause (b) above) or (3) upon the effectiveness of the Notes Shelf Registration Statement that had ceased to remain effective prior to the first date on which any of the Securities cease to constitute Registrable Securities or the end of the Suspension Event (in the case of clause (c) above), Additional Interest on the Securities as a result of such clause (a), (b) or (c) shall cease to accrue. Interest shall only accrue under one of clause (a), (b) or (c) at any given time.

                  As provided for in the penultimate paragraph of Section 3 of the Registration Rights Agreement, a Holder of Registrable Securities shall not be entitled to receive Additional Interest pursuant to this Section 2 to the extent that such Holder fails to comply with any obligation to furnish the Company certain information regarding the Holder and the proposed distribution by such Holder for inclusion in the Notes Shelf Registration Statement within the applicable time period set forth in the Registration Rights Agreement and such failure by such Holder would otherwise be the sole reason for the accrual of Additional Interest hereunder or to the extent that any action or inaction on the part of any Underwriter (as defined in the Registration Rights Agreement) or regulatory agency in connection with any Underwritten Offering would otherwise be the primary reason or reasons for the accrual of Additional Interest hereunder.

                  Upon the failure by the Company to satisfy the requirements of either clause (i) or (ii) of Section 5(1) of the Registration Rights Agreement, the Company shall pay Additional Interest on the Notes to the extent provided for in such Section 5(1).

                                              A--5-

                  3. Redemption.

                  (a) Optional Redemption. The Securities are subject to redemption, at the option of the Company, in whole or in part, in principal amounts of $1,000 or any integral multiple of $1,000, at any time on or after January 15, 1999 upon not less than 30 nor more than 60 days' prior notice at the following Redemption Prices (expressed as percentages of the principal amount) plus accrued and unpaid interest, if any, to the Redemption Date, if redeemed during the 12-month period beginning January 15 of the years indicated below:

                                                    Redemption
         Year                                          Price
         ----                                       ----------
         1999                                        110.000%
         2000                                        105.000%

                  Any Securities called for redemption, unless surrendered for conversion by the close of business on the Business Day immediately preceding the date fixed for redemption, are subject to being purchased from the Holder of such Securities at the redemption price by one or more investment banking firms or other purchasers who may agree with the Company to purchase such Securities and convert them into Common Stock.

                  (b) Interest Payments. In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

                  (c) Partial Redemption. In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                  4. Offer to Purchase. Section 4.06 of the Indenture provides that upon the occurrence of a Change of Control, and subject to further limitations contained therein, the Company shall make an offer to purchase certain amounts of the Securities in accordance with the procedures set forth in the Indenture.

                  5. Defaults and Remedies. If an Event of Default shall occur and be continuing, the principal of, premium, if any, all of the outstanding Securities, plus all accrued and unpaid interest to and including the date the Securities are paid, may be declared due and payable immediately in the manner and with the effect provided in the Indenture.

                  6. Amendments and Waivers. The Indenture permits, with certain exceptions as provided in the Indenture, the amendment of the Indenture and the modification of the rights and obligations of the Company and the rights of the

                                      A--6-

Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and this Security and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                  7. Denominations, Transfer and Exchange. The Securities are issuable only in registered form without coupons in denominations of $1,000 principal amount and any integral multiple thereof. A Holder may register the transfer or exchange of Securities in accordance with the Indenture. No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  8. Persons Deemed Owners. Prior to and at the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security shall be overdue, and neither the Company, the Trustee nor any agent thereof shall be affected by notice to the contrary.

                  9. Governing Law. This Security shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

                  10. Subordination. The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

                  11. Conversion Rights. Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his, her or its option, at any time on or after 9:00 a.m. New York City time on March 5, 1997 and before the close of business on the Business Day next preceding the

                                      A--7-

Stated Maturity of principal, or in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the Business Day next preceding the Redemption Date, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Company at a conversion price equal to the lower of (i) $9.50 per share of such Common Stock and (ii) the weighted average price per share of Common Stock for the ten Trading Day period immediately following the 90th day after the Issue Date, as calculated by Bloomberg Financial Markets through its "Volume at Price" function; provided, however, that in no event shall the conversion price be less than $8.25 per share of such Common Stock (or in each case at the current adjusted conversion price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency maintained for that purpose pursuant to Section 4.02 of the Indenture, accompanied by written notice to the Company in the form provided in this Security (or such other notice as is acceptable to the Company) that the Holder hereof elects to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the close of business on any regular record date next preceding any Interest Payment Date to the close of business on such Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption on a Redemption Date within such period), also accompanied by payment in New York Clearing House funds, or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the regular record date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such regular record date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made upon conversion on account of any interest accrued hereon or on account of any dividends on the Common Stock issued upon conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional share the Company shall pay a cash adjustment as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the sale or

                                      A--8-
transfer of all or substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so thatthis Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which this Security was convertible immediately prior to such consolidation, merger, sale or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of nonelecting shares).

                  12. Mandatory Conversion. From and after September 1, 1997, the Company may in its sole discretion, require the conversion of all, but not less than all, of the then outstanding Securities following a Mandatory Conversion Calculation Period in accordance with the procedures set forth in the Indenture.

                                      A--9-

                            [FORM OF TRANSFER NOTICE]
              FOR VALUE RECEIVED the undersigned registered holder

hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

----------------------------------------------

----------------------------------------------
Please print or typewrite name and address including zip code of assignee

----------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing

----------------------------------------------
attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

                  In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of an effective Registration or (ii) three years after the later of the original issuance of this Security or the last date on which this Security was held by an Affiliate of the Company, the undersigned confirms, that without utilizing any general solicitation or general advertising:

                                   [Check One]

[ ](a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule l44A thereunder.

                                       or

[ ](b) this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.08 of the Indenture shall have been satisfied.

Date:

                                       NOTICE: The signature to this
                                       assignment must correspond with
                                       the name as written upon the
                                       face of the within-mentioned
                                       instrument in every particular,
                                       without alteration or any change
                                       whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                                     A--10-

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

                                NOTICE: To be executed by an
                                executive officer

                                     A--11-

                           [FORM OF CONVERSION NOTICE]

                The undersigned registered owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is $1,000 or a multiple thereof) designated below, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for a fractional share and any Security representing any unconverted principal amount hereof, be issued and delivered to the registered owner hereof unless a different name has been provided below. If this Notice is being delivered on a date after the close of business on a regular record date and prior to the close of business on the related Interest Payment Date, this Notice is accompanied by payment in New York Clearing House funds, or other funds acceptable to the Company, of an amount equal to the interest payable on such Interest Payment Date on the principal of this Security to be converted. If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated:

                                  NOTICE: This signature must
                                  correspond with the name as
                                  written upon the face of the
                                  within-mentioned instrument in
                                  every particular, without
                                  alternation or any change
                                  whatsoever.

Fill in for registration of
shares of Common Stock if
they are to be delivered,
or Securities if they are to
be issued, other than to
and in the name of the
registered owner:

---------------------------
(Name)

---------------------------
(Street Address)

---------------------------
(City, State and zip code)
(Please print name and address)

Register:             Common Stock
                 -----
                      Securities
                 -----
(Check appropriate line(s)).

                                  Principal amount to be converted
                                  (if not less than  all):

                                             $        ,000
                                              --------

                                  --------------------------
                                  Social Security or other
                                  Taxpayer Identification Number
                                  of owner

                                     A--12-

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you wish to have this Security purchased by the Company
pursuant to Section 4.06 of the Indenture, check the box: [   ]

                  If you wish to have a portion of this Security purchased by the Company pursuant to Section 4.06 of the Indenture, state the amount:

                       $             principal amount
                        -------------

Date:                                Your Signature:
     ----------------------
                                     -------------------------------
                                    (Sign exactly as your name appears
                                    on the other side of this Security)

Signature Guarantee:
                    ---------------------

                                     A--13-

                                                                     EXHIBIT B

                                         Form of Certificate

                                                         ---------------, -----

The Bank of New York
101 Barclay Street
21-W
New York, New York  10286
Attention:  Corporate Trust Administration
         Re:    Geotek Communications, Inc. (the "Company")
                12% Senior Subordinated Convertible Notes due 2001 (the "Securities")

Dear Sirs:

                  This letter relates to U.S. $______________ principal amount of Securities represented by a Note (the "Legended Note") which bears a legend outlining restrictions upon transfer of such Legended Note. Pursuant to Section
2.01 of the Indenture (the "Indenture") dated as of March 5, 1996 relating to the Securities, we hereby certify that we are (or we will hold such securities on behalf of) a person outside the United States to whom the Securities could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended. Accordingly, you are hereby requested to exchange the Legended Note for an unlegended certificate representing an identical principal amount of Securities, all in the manner provided for in the Indenture.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                                          Very truly
                                                          yours,
                                                          [Name of
                                                          Transferor]

                                                          By:____________

                                                          -------------
                                   Authorized Signature

                                                                       EXHIBIT C

                                      Form of Certificate to Be
                                    Delivered in Connection with
                              Certain Transfers to Accredited Investors

                                                         ---------------, -----

The Bank of New York
101 Barclay Street
21-W
New York, New York  10286
Attention:  Corporate Trust Administration
         Re:      Geotek Communications, Inc. (the "Company")
                  12% Senior Subordinated Convertible Notes due 2001 (the "Securities")

Dear Sirs:

                  In connection with our proposed purchase of $_____________ aggregate principal amount of the Securities, we confirm that:

                  1. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Indenture dated as of March 5, 1996 relating to the Securities (the "Indenture") and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

                  2. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for with we are acting as hereinafter stated, that if we should sell any Securities, we will do so only
(A) to the Company or any subsidiary thereof, (B) to the extent available, in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter, and if such transfer is in respect of a principal amount of Securities at the time of such transfer of less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (F) pursuant to an effective registration statement under the Securities Act. We further agree to provide to any person purchasing any of the Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

                  3. We understand that, in connection with any proposed resale of any Securities, we will be required to furnish to you and the

Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

                  4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment.

                  5. We are acquiring the Securities purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                                             Very truly
                                                             yours,
                                                             [Name of
                                                             Transferee]

                                                             By:____________

                                                             -------------
                               Authorized Signature

                                      C--2-

                                                                       EXHIBIT D

                       Form of Certificate to Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S

                                                          ---------------, -----

The Bank of New York
101 Barclay Street
21-W
New York, New York  10286
Attention:  Corporate Trust Administration
         Re:      Geotek Communications, Inc. (the "Company")
                  12% Senior Subordinated Convertible Notes due 2001 (the "Securities")

Dear Sirs:

                  In connection with our proposed sale of $_____________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (1) the offer of the Securities was not made to a person in the United States;

                  (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

                  (3) no directed selling efforts have been made by us, any of our affiliates or any person acting on behalf of either in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                                        Very truly yours,
                                                        [Name of
                                                        Transferor]

                                                        By:_______________

                                                        ----------
                          Authorized Signature